                                GRANGES INC.

                                  - AND -

                      MONTREAL TRUST COMPANY OF CANADA






                      ---------------------------------


                              WARRANT INDENTURE

                      Providing for the issue of up to
                  4,849,900 Common Share Purchase Warrants


                      ---------------------------------




                               April 25, 1996





                                LADNER DOWNS

                              McCARTHY TETRAULT

                               TABLE OF CONTENTS


                                                                         Page
                                                                         ----
                                 ARTICLE ONE
                                Interpretation                             2

   1.1     Definitions                                                     2
   1.2     Words Importing the Singular                                    5
   1.3     Interpretation not Affected by Headings                         6
   1.4     Day Not a Business Day                                          6
   1.5     Time of the Essence                                             6
   1.6     Currency                                                        6
   1.7     Applicable Law                                                  6
   1.8     English Language                                                6
   1.9     Meaning of "outstanding" for Certain Purposes                   6

                                  ARTICLE TWO
                               Issue of Warrants                           7

   2.1     Creation and Issue of Warrants                                  7
   2.2     Terms of Warrants                                               7
   2.3     Warrant Certificates                                            8
   2.4     Issue in Substitution for Lost Certificates                     9
   2.5     Warrantholder not a Shareholder                                 9
   2.6     Warrants to Rank Pari Passu                                    10
   2.7     Signing of Warrant Certificates                                10
   2.8     Certification by the Trustee or Co-transfer Agent              10

                                  ARTICLE THREE
                        Exchange and Ownership of Warrants                11

   3.1     Exchange of Warrants                                           11
   3.2     Charges for Exchange or Transfer                               11
   3.3     Ownership of Warrants                                          11
   3.4     Registration and Transfer of Warrants                          12

                                  ARTICLE FOUR
                              Exercise of Warrants                        13

   4.1     Method of Exercise of Warrants                                 13
   4.2     Effect of the Exercise of Warrants                             15
   4.3     Partial Exercise of Warrants                                   16
   4.4     No Fractional Shares                                           16
   4.5     Expiration of Warrants                                         16
   4.6     Cancellation of Warrants                                       16

                                  ARTICLE FIVE
                        Adjustment to Subscription Rights                 17

   5.1     Adjustment of the Subscription
           Price and Subscription Rights                                  17
   5.2     Subscription Rights Adjustment Rules                           22
   5.3     Postponement of Issue of Shares, etc.                          23

   5.4     Notice of Certain Events                                       24
   5.5     Reclassifications, Reorganizations, etc.                       24
   5.6     Protection of Trustee                                          25
   5.7     Proceedings Prior to Any Action Requiring Adjustment           25

                                  ARTICLE SIX
                             Rights and Covenants                         26

   6.1     Purchase of Warrants                                           26
   6.2     General Covenants                                              26
   6.3     Trustee's Remuneration and Expenses                            27
   6.4     Performance of Covenants by Trustee                            28
   6.5     Notice to Warrantholders of Certain Events                     28
   6.6     Closure of Share Transfer Books                                29

                                  ARTICLE SEVEN
                                   Enforcement                            29

   7.1     Enforcement of Rights of Warrantholders                        29
   7.2     Immunity of Shareholders                                       30
   7.3     Limitation of Liability                                        30

                                  ARTICLE EIGHT
                            Meetings of Warrantholders                    30

   8.1     Right to Convene Meetings                                      30
   8.2     Notice                                                         31
   8.3     Chairman                                                       31
   8.4     Quorum                                                         31
   8.5     Power to Adjourn                                               31
   8.6     Show of Hands                                                  31
   8.7     Poll                                                           32
   8.8     Voting                                                         32
   8.9     Regulations                                                    32
   8.10    Company and Trustee may be Represented                         33
   8.11    Powers Exercisable by Extraordinary Resolution                 33
   8.12    Meaning of "Extraordinary Resolution"                          34
   8.13    Powers Cumulative                                              35
   8.14    Minutes                                                        35
   8.15    Instruments in Writing                                         36
   8.16    Binding Effect of Resolutions                                  36
   8.17    Holdings by Company Disregarded                                36

                                   ARTICLE NINE
                 Supplemental Indentures and Successor Companies          37

   9.1     Provision for Supplemental
           Indentures for Certain Purposes                                37
   9.2     Successor Companies                                            38

                                   ARTICLE TEN
                             Concerning the Trustee                       38

   10.1    Trust Indenture Legislation                                    38
   10.2    Rights and Duties of Trustee                                   39
   10.3    Evidence, Experts and Advisors                                 39
   10.4    Documents, Monies, etc. Held by Trustee                        40
   10.5    Action by Trustee to Protect Interests                         41
   10.6    Trustee not Required to Give Security                          41
   10.7    Protection of Trustee                                          41
   10.8    Replacement of Trustee                                         42
   10.9    Conflict of Interest                                           43
   10.10   Acceptance of Trust                                            43
   10.11   Trustee Not to be Appointed Receiver                           44
   10.12   Indemnity                                                      44

                                   ARTICLE ELEVEN
                                      General                             44

   11.1    Notice to the Company or the Trustee                           44
   11.2    Notice to Warrantholders                                       45
   11.3    Satisfaction and Discharge of Indenture                        46
   11.4    Sole Benefit of Parties and Warrantholders                     47
   11.5    Discretion of Directors                                        47
   11.6    Counterparts and Formal Date                                   47

SCHEDULE "A" -   COMMON SHARE PURCHASE WARRANT                            A-1

SCHEDULE "B" -   FORM OF DECLARATION FOR REMOVAL OF LEGEND                B-1

SCHEDULE "C" -   EXERCISE FORM                                            C-1

SCHEDULE "D" -   INSTRUCTIONS FOR THE TRANSFER OF COMMON
                 SHARES BEARING A U.S. SECURITIES ACT LEGEND              D-1

SCHEDULE "E" -   TRANSFER OF WARRANTS                                     E-1

     THIS WARRANT INDENTURE is dated as of April 25, 1996


BETWEEN:

     GRANGES INC., a company incorporated under the laws of the Province of British Columbia, having its head office at Suite 3000, 370 Seventeenth Street, Denver, Colorado, U.S.A. 80202

     (the "Company")

AND:

     MONTREAL TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada, having an office at 510 Burrard Street, Vancouver, British Columbia, V6C 3B9

     (the "Trustee").


WHEREAS:

A. The Company has agreed to create and issue 9,699,800 Special Warrants pursuant to the Special Warrant Indenture, each Special Warrant exercisable to acquire one Share in the capital of the Company and one-half of a Warrant, subject to adjustment as provided for in the Special Warrant Indenture;

B. The Company is duly authorized to create and issue the Warrants to be issued as herein provided;

C. Subject to adjustment in the circumstances herein provided, one whole Warrant will entitle the holder thereof to purchase one Share upon the payment of the Subscription Price;

D. Subject to adjustment in the circumstances herein provided, up to 4,849,900 Warrants will be issued entitling the holders thereof to purchase in the aggregate up to 4,849,900 Shares;

E. All things necessary have been done and performed to make the Warrants, when certified by the Trustee and issued and delivered as herein provided, legal, valid and binding upon the Company with the benefits of and subject to the terms of this Indenture;

F. The Trustee has agreed to enter into this Indenture and to hold all rights, interests and benefits contained herein for and on behalf of those persons who become holders of Warrants from time to time issued pursuant to this Indenture;

     NOW THEREFORE THIS INDENTURE WITNESSES that in consideration of the premises and the covenants of the parties, the Company hereby appoints the Trustee as trustee for the Warrantholders, to hold all rights, interests and benefits contained herein for and on behalf of those persons who become holders of Warrants from time to time issued pursuant to this Indenture and it is hereby agreed and declared as follows:


                                  ARTICLE ONE

                                 Interpretation

1.1  Definitions

     In this Indenture and in the recitals and schedules hereto, unless the subject matter or context is inconsistent therewith, the following phrases and words shall have the following meanings:

     (a) "Applicable Legislation" means the provisions of any statute of Canada or a province thereof, and the regulations under any such statute relating to trust indentures or the rights, duties or obligations of corporations and trustees under trust indentures as are from time to time in force and applicable to this Indenture;

     (b)  "board" means the board of directors of the Company;

     (c) "business day" means a day that is not a Saturday, Sunday or civic or statutory holiday in the cities of Toronto, Ontario and Vancouver, British Columbia;

     (d) "Company" means Granges Inc., a company incorporated under the laws of the Province of British Columbia, and its lawful successors from time to time as provided for in section 9.2;

     (e) "Company's auditors" means the firm of chartered accountants duly appointed as auditors of the Company from time to time;

     (f) "Convertible Security" means a security of the Company (other than the Special Warrants or Warrants) convertible into or otherwise carrying the right to acquire authorized but unissued Shares;

     (g)  "Co-transfer Agent" has the meaning given in section 2.1;

     (h) "Current Market Price", at any date, means the weighted average price per Share at which the Shares have traded:

          (i)  on The Toronto Stock Exchange;

          (ii) if the Shares are not listed on The Toronto Stock Exchange, on any stock exchange upon which the Shares are listed as may be selected for this purpose by the directors and approved by the Trustee; or

         (iii) if the Shares are not listed, on any over-the-counter market as may be selected for this purpose by the directors and approved by the Trustee;

          during the 20 consecutive trading days (on each of which at least 500 Shares are traded in board lots) ending the 15th trading day before such date, and the weighted average price shall be determined by dividing the aggregate sale price of all Shares sold in board lots on the exchange or market, as the case may be, during the 20 consecutive trading days by the aggregate number of Shares sold;

     (i) "director" means a director of the Company from time to time, and reference without more to action by the directors shall mean action by the directors as a board or by any authorized committee thereof, in each case by resolution duly passed;

     (j) "dividends" means dividends or distributions (payable in cash or in securities, property or assets of equivalent value) declared payable on Shares;

     (k) "dividends paid in the ordinary course" means such dividends or distributions declared payable on Shares in any fiscal year of the Company to the extent that such dividends or distributions in the aggregate do not exceed on a per Share basis 5% of the Subscription Price, and for such purposes the amount of any dividends or distributions paid in other than cash or shares shall be the fair market value of such dividends as determined by the directors;

     (l) "Exercise Date", with respect to any Warrant, means the date on which the Warrant Certificate evidencing such Warrant is duly surrendered in accordance with the provisions of section 4.1;

     (m) "Extraordinary Resolution" means an extraordinary resolution of Warrantholders as defined in section 8.12 and includes a written instrument signed by Warrantholders pursuant to the provisions of section 8.15;

     (n)  "Original Exercise Price" means $3.00 per Share;

     (o) "person" means an individual, a corporation, a partnership, a trust, or any unincorporated organization, and words importing persons have a similar meaning;

     (p) "Price Adjustment Factor", at any time, means that number, as may be adjusted by Article Five hereof, which when multiplied by the Original Exercise Price gives the Subscription Price, and that number, as at the date hereof, is equal to one;

     (q) "Registrar" means a registrar, from time to time, of the Warrants appointed pursuant to subsection 3.4(1);

     (r)  "Regulation S" means Regulation S under the U.S. Securities Act;

     (s) "Shares" means the fully paid and non-assessable common shares without par value in the capital of the Company; provided that in the event of any adjustment pursuant to Article Five, "Shares" shall thereafter mean the shares or other securities or property that a Warrantholder is entitled to on an exchange after the adjustment;

     (t) "Special Warrants" means the special warrants issued under the Special Warrant Indenture entitling registered holders thereof to acquire, at no additional cost to the holder, Shares and Warrants, upon the exercise of the Special Warrant;

     (u) "Special Warrant Indenture" means the special warrant indenture dated as of April 25, 1996 between the Company and the Trustee, pursuant to which the Company authorized the creation and issuance of 9,688,900 Special Warrants;

     (v) "Subscription Price", at any time, means the subscription price payable for one Share upon the exercise at that time of any whole Warrant and calculated as the price that is the product of the Original Exercise Price at that time and the Price Adjustment Factor as at that time;

     (w) "subsidiary of the Company" means a corporation, more than 50% of the outstanding voting shares of which are owned, directly or indirectly other than by way of security only, by the Company or by one or more of the subsidiaries of the Company. As used in this definition, "voting shares" means shares of a class or classes ordinarily entitled to vote for the election of a majority of the directors of a corporation irrespective of whether or not shares of any other class or classes have or might have the right to vote for directors by reason of the happening of any contingency;

     (x) "this Indenture", "hereto", "herein", "hereby", "hereunder", "hereof" and similar expressions refer to this instrument and not to any particular Article, section, subsection, paragraph, clause, or other portion hereof, and include any and every instrument supplemental or ancillary hereto or in implementation hereof;

     (y) "Trustee" means Montreal Trust Company of Canada or any lawful successor thereto in the trusts hereby created, including through the operation of section 10.8;

     (z) "U.S. Person" means a U.S. person as that term is defined in Regulation S;

     (aa) "U.S. Securities Act" means the Securities Act of 1933, as amended, of the United States;

     (ab) "Underwriters" means, collectively, ScotiaMcLeod Inc., First Marathon Securities Limited, Yorkton Securities Inc. and Goepel Shields & Partners Inc.;

     (ac) "United States" means the United States as that term is defined in Regulation S;

     (ad) "Warrant" means a common share purchase warrant of the Company authorized to be created by the Company under section 2.1 and issued and certified under this Indenture and for the time being outstanding;

     (ae) "Warrant Certificate" means a certificate in the form attached as Schedule "A" hereto, or such other form as may be approved under subsection 2.3(1) evidencing one or more Warrants;

     (af) "Warrant Expiry Date" means October 31, 1997;

     (ag) "Warrant Expiry Time" means 4:30 p.m. (local time) on the Warrant Expiry Date;

     (ah) "Warrantholder", "holder" or "holder of Warrants" means with respect to the Warrants, a person entered on a register to be maintained under section 3.3 as the registered holder of a Warrant for the time being; and

     (ai) "Warrantholder's Request" means an instrument signed in one or more counterparts by Warrantholders holding Warrants sufficient to purchase not less than 25% of the aggregate number of Shares that could be purchased under all Warrants then outstanding requesting the Trustee to take some action or proceeding specified therein.

1.2  Words Importing the Singular

     Words importing the singular include the plural and vice versa, and words importing a particular gender include all genders.

1.3  Interpretation not Affected by Headings

     The division of this Indenture into Articles, sections, subsections and paragraphs, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture.

1.4  Day Not a Business Day

     In the event the Warrant Expiry Date or any day on or before which any action is required to be taken hereunder is not a business day, then the Warrant Expiry Date shall be or the action shall be required to be taken on or before the requisite time on the next succeeding day that is a business day.

1.5  Time of the Essence

     Time shall be of the essence in all respects in this Indenture, the Warrants and the Warrant Certificates.

1.6  Currency

     Except as otherwise stated, all dollar amounts herein are expressed in Canadian dollars.

1.7  Applicable Law

     This Indenture and the Warrant Certificates shall be governed by, construed and enforced in accordance with the laws of the Province of British Columbia and shall be treated in all respects as British Columbia contracts.

1.8  English Language

     The parties hereby confirm that they accept this Indenture, as well as notices and certificates relating directly or indirectly to the subject matter hereof, as drawn in the English language.

     Les parties confirment par les presentes qu'elles acceptent la presente convention ainsi que les avis et certificats se rapportant directement ou indirectement a l'objet des presentes tels que rediges en lanque anglaise.

1.9  Meaning of "outstanding" for Certain Purposes

     Every Warrant Certificate certified and delivered by the Trustee hereunder is deemed to be outstanding until the Warrant Expiry Time, or until it is surrendered to the Trustee pursuant to this Indenture, provided that:

     (a) a Warrant which has been partially exercised shall be deemed to be outstanding only to the extent of the unexercised part of the Warrant;

     (b) where a Warrant Certificate has been issued in substitution for a Warrant Certificate which has been lost, stolen or destroyed, only the latest Warrant Certificate issued shall be counted for the purpose of determining the Warrants outstanding; and

     (c) for the purpose of any provision of this Indenture entitling holders of outstanding Warrants to vote, sign consents, requests or other instruments or take any other action under this Indenture, Warrants owned legally or equitably by the Company or any subsidiary of the Company shall be disregarded, except that:

          (i) for the purpose of determining whether the Trustee shall be protected in relying on any such vote, consent, request or other instrument or other action, only the Warrants of which the Trustee has notice that they are so owned shall be so disregarded; and

          (ii) Warrants so owned which have been pledged in good faith other than to the Company or any subsidiary of the Company shall not be so disregarded if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote the Warrants in his discretion free from the control of the Company or any subsidiary of the Company pursuant to the terms of the pledge.


                                  ARTICLE TWO

                               Issue of Warrants

2.1  Creation and Issue of Warrants

     A total of up to 4,849,900 Warrants, each entitling the holder thereof to acquire from the Company on the exercise thereof one Share, as adjusted from time to time pursuant to this Indenture, are hereby authorized to be created and issued upon the due and valid exercise of Special Warrants in accordance with the terms of the Special Warrant Indenture. The Warrants so exercised shall be executed by the Company and certified by or on behalf of the Trustee, or by such other person as the Company may from time to time appoint with the approval of the Trustee (hereinafter referred to as a "Co-transfer Agent") and delivered by the Company in accordance with subsection 2.3(3).

2.2  Terms of Warrants

     (1) Subject to the provisions of Articles Four and Five, each whole Warrant issued under section 2.1 shall entitle the holder thereof to purchase one Share at any time from and after the date of issue of the Warrant up to and including the Warrant Expiry Time at the Subscription Price.

     (2) Fractional Warrants shall not be issued or provided for.

2.3  Warrant Certificates

     (1) Warrants shall be issued in registered form only and shall be evidenced only by Warrant Certificates, which shall be substantially in the form attached as Schedule "A" hereto, with such additions, variations or omissions as may be permitted by the provisions of this Indenture or may from time to time be agreed upon between the Company and the Trustee, shall be dated as of date hereof (regardless of their actual dates of issue), shall bear such legends and distinguishing letters and numbers as the Company shall, with the approval of the Trustee, prescribe, shall be issuable in any denomination excluding fractions, and each Warrant Certificate issued upon the exercise of a Special Warrant the certificate of which contains the legend set forth in subsection 2.3(2) of the Special Warrant Indenture, and all certificates issued in exchange therefor or in substitution thereof, will bear a legend to the following effect (the "U.S. Legend"):

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (C) INSIDE THE UNITED STATES IN ACCORDANCE WITH (1) CERTAIN PROCEDURES SATISFACTORY TO THE COMPANY OR (2) RULE 144 UNDER THE SECURITIES ACT, IF AVAILABLE. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY" MAY BE OBTAINED FROM MONTREAL TRUST COMPANY OF CANADA UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO MONTREAL TRUST COMPANY OF CANADA AND THE COMPANY, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT;

     provided, that if any such Warrant is being sold or transferred in compliance with Rule 904 of Regulation S, the U.S. Legend may be removed by providing a declaration to the Trustee substantially in the form set forth in Schedule B attached hereto, and provided, further, that if any such Warrant is being sold in compliance with Rule 144 under the U.S. Securities Act, the U.S. Legend may be removed by delivery to the Trustee of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, to the effect that such legend is no longer required under the applicable requirements of the U.S. Securities Act or state securities laws.

     (2) The Trustee shall maintain and make available to the Company lists of all persons who are entitled to Warrant Certificates, and the Trustee shall mail or deliver Warrant Certificates evidencing whole Warrants to those persons or as directed by the Company.

2.4  Issue in Substitution for Lost Certificates

     (1) If a Warrant Certificate becomes mutilated or is lost, destroyed or stolen, the Company, subject to applicable law and to subsection 2.4(2), shall issue, and thereupon the Trustee shall countersign or certify and deliver, a new Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen upon surrender of and in place of and upon cancellation of the mutilated Warrant Certificate or in lieu of and in substitution for the lost, destroyed or stolen Warrant Certificate. The substituted Warrant Certificate shall be in a form approved by the Trustee, be entitled to the benefit hereof, rank equally in accordance with its terms with all other Warrant Certificates issued or to be issued hereunder and bear the same legends as the Warrant Certificate being replaced.

     (2) The applicant for the issue of a new Warrant Certificate pursuant to this section 2.4 shall bear the cost of the issue thereof and in case of loss, destruction or theft will, as a condition precedent to the issue thereof, furnish to the Company and to the Trustee such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Company and to the Trustee in their discretion, and if required, furnish an indemnity in amount and form satisfactory to the Company and to the Trustee in their discretion and pay the reasonable charges of the Company and the Trustee in connection therewith.

2.5  Warrantholder not a Shareholder

     Nothing in this Indenture or in the holding of a Warrant evidenced by a Warrant Certificate, or otherwise, will be construed as conferring on a Warrantholder any right or interest whatsoever as a shareholder of the Company, including but not limited to any right to vote at, to receive notice of, or to attend, meetings of shareholders or any other proceedings of the Company or any right to receive any dividend or other distribution.

2.6  Warrants to Rank Pari Passu

     Except as otherwise provided herein, a Warrant shall rank pari passu with all other Warrants issued under this Indenture, whatever may be the actual dates of issue of the Warrant Certificates that evidence them.

2.7  Signing of Warrant Certificates

     The Warrant Certificates shall be signed by any two or more of the directors or officers of the Company and need not be under the Seal of the Company. The signature of any of these directors or officers may be mechanically reproduced in facsimile and Warrant Certificates bearing those facsimile signatures shall be binding upon the Company as if they had been manually signed by the director or officer. Notwithstanding that any of the persons whose manual or facsimile signature appears on any Warrant Certificates as an officer or director may no longer hold office at the date of the Warrant Certificate or at the date of certification or delivery thereof, any Warrant Certificate signed as aforesaid shall, subject to section 2.8, be valid and binding upon the Company.

2.8  Certification by the Trustee or Co-transfer Agent

     (1) The Trustee shall certify Warrant Certificates upon the written direction of the Company. No Warrant Certificate shall be issued, or if issued, shall be valid or entitle the holder to the benefit hereof until it has been certified by manual signature by or on behalf of the Trustee or by manual signature by the Co-transfer Agent, substantially in the form approved by the Company and the Trustee and the certification by the Trustee or by the Co-transfer Agent upon any Warrant Certificate shall be conclusive evidence as against the Company that the Warrant Certificate so certified has been duly issued hereunder and is a valid obligation of the Company, and that the holder is entitled to the attributes and characteristics of the Warrants provided for in this Indenture.

     (2) The certificate of the Trustee or of the Co-transfer Agent on any Warrant Certificate issued hereunder shall not be construed as a representation or warranty by the Trustee or by the Co-transfer Agent as to the validity of this Indenture or of the Warrant Certificates (except the due certification thereof) and the Trustee or the Co-transfer Agent shall in no respect be liable or answerable for the use made of the Warrants, Certificate or of the consideration therefor, except as otherwise specified herein.

                                 ARTICLE THREE

                       Exchange and Ownership of Warrants

3.1  Exchange of Warrants

     (1) One or more Warrant Certificates may, upon compliance with the reasonable requirements of the Trustee, be exchanged for one or more Warrant Certificates of different denominations evidencing, in the aggregate, the same number of Warrants as the Warrant Certificate or Warrant Certificates being exchanged.

     (2) Warrants may be exchanged only at the principal transfer offices of the Trustee in either of the cities of Toronto or Vancouver or at the principal transfer office of the Co-transfer Agent designated by the Company or at any other place that is designated by the Company with the approval of the Trustee. Any Warrant Certificates tendered for exchange shall be surrendered to the Trustee or to its agent or the Co-transfer Agent and, upon issuance of new Warrant Certificates in exchange therefore, cancelled. The Company shall sign all Warrant Certificates necessary to carry out exchanges as aforesaid and those Warrant Certificates shall be certified by or on behalf of the Trustee and will bear the same legends as the Warrant Certificates being exchanged.

3.2  Charges for Exchange or Transfer

     For each Warrant transferred or Warrant Certificate exchanged, the Trustee, or the Co-transfer Agent except as otherwise herein provided, shall charge, if required by the Company, a reasonable sum in respect of each Warrant transferred or Warrant Certificate exchanged. The party requesting the transfer or exchange, as a condition precedent thereto, shall pay such charges and shall pay or reimburse the Trustee, the Co-transfer Agent or the Company for all exigible transfer taxes or governmental or similar transfer charges required to be paid in connection therewith.

3.3  Ownership of Warrants

     The Company and the Trustee and their respective agents may deem and treat the holder of any Warrant as the absolute owner of that Warrant for all purposes, and the Company and the Trustee and their respective agents shall not be affected by any notice or knowledge to the contrary except as required by statute or by order of a court of competent jurisdiction. The holder of any Warrant shall be entitled to the rights evidenced by that Warrant free from all equities or rights of set-off or counterclaim between the Company and the original or any intermediate holder thereof and all persons may act accordingly and the receipt from any holder for the Shares or monies obtainable pursuant thereto shall be a good discharge to the Company and the Trustee for the same and neither the Company nor the Trustee shall be bound to inquire into the title of any such registered holder.

3.4  Registration and Transfer of Warrants

     (1) The Company hereby appoints the Trustee as Registrar of the Warrants. The Company may hereafter, with the consent of the Trustee, appoint one or more other additional Registrars of the Warrants, including the Co-transfer Agent.

     (2) The Company shall cause a register to be kept by the Trustee, and the Trustee agrees to maintain such a register at its principal transfer offices in the City of Vancouver, in which shall be entered alphabetically, the names and addresses of the holders of Warrants and other particulars of the Warrants held by them respectively and a register of all transfers of Warrants and the date and other particulars of each transfer. Such registration shall be noted on the Warrant Certificates by the Trustee or other Registrar duly appointed pursuant to subsection 3.4(1). The Company shall also cause transfer agencies (each a "Transfer Agency") to be maintained by the Trustee, and the Trustee shall maintain such Transfer Agencies at its principal transfer office in the cities of Toronto and Vancouver and in such other place or places and by such other agent as the Company, with the approval of the Trustee, may designate.

     (3) No transfer of a Warrant shall be valid unless made on any one of the registers upon surrender of the Warrant Certificate to the Trustee or other Registrar duly appointed pursuant to subsection 3.4(1) accompanied by a written instrument of transfer in form satisfactory to the Trustee or other Registrar duly appointed pursuant to subsection 3.4(1) executed by the registered holder or his executors, administrator or other legal representatives or his attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee or other Registrar duly appointed pursuant to subsection 3.4(1) and upon compliance with such reasonable requirements as the Trustee or other Registrar duly appointed pursuant to subsection 3.4(1) may prescribe, nor shall a transfer of a Warrant be valid, except in the case where a new Warrant Certificate is issued upon a transfer, unless the transfer shall have been noted on the Warrant Certificate by the Trustee or other Registrar duly appointed pursuant to subsection 3.4(1).

     (4) The registers referred to in this section 3.4 shall at all reasonable times be open for inspection by the Company, by the Trustee and by any Warrantholder.

     (5) The registered holder of a Warrant may at any time and from time to time have the registration of the Warrant transferred from the register in which the registration thereof appears to another authorized register upon compliance with such reasonable requirements as the Trustee or other registrar duly appointed pursuant to subsection 3.4(1) may prescribe.

     (6) Subject to subsections 3.4(7), (8) and (9), the holder of a Warrant may at any time and from time to time have the Warrant transferred at any Transfer Agency in accordance with the conditions herein, such reasonable requirements as the registrar may prescribe and all applicable securities legislation and requirements of regulatory authorities, provided however that the transfer of Warrants shall be accompanied by a Transfer Form.

     (7) If a Warrant Certificate tendered for transfer bears the U.S. Legend, the Trustee or other Registrar shall authenticate, register and deliver in the name of the transferee a new Warrant Certificate, representing the number of Warrants so transferred, bearing the U.S. Legend; provided, that if the Warrants are being sold in accordance with Rule 904 of Regulation S and the transferor has delivered to the Trustee or other Registrar a declaration substantially in the form set forth in Schedule B hereto, the Trustee or other Registrar shall authenticate, register and deliver in the name of the transferee a new Warrant Certificate, representing the number of Warrants so transferred, without the U.S. Legend and, provided, further, that if the Warrants are being sold pursuant to Rule 144 under the U.S. Securities Act and the transferor has delivered to the Trustee or other Registrar an opinion of counsel, of recognized standing reasonably satisfactory to the Company, to the effect that the U.S. Legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws, then the Trustee or other Registrar shall authenticate, register and deliver in the name of the transferee a new Warrant Certificate, representing the number of Warrants so transferred, without the U.S. Legend.

     (8) Except as required by law, neither the Company nor the Trustee nor any Registrar duly appointed pursuant to subsection 3.4(1) shall be bound to take notice of or see to the execution of any trust, whether express, implied or constructive, in respect of any Warrant, and may, transfer any Warrant on the written direction of the person registered as the holder thereof, whether named as Trustee or otherwise, as though that person were the beneficial owner thereof.

     (9) The Trustee and every Registrar duly appointed pursuant to subsection 3.4(1) shall from time to time, when requested so to do by the Company, by the Trustee or by any Warrantholder, furnish the Company, the Trustee or, upon payment by the Warrantholder of a reasonable fee, the Warrantholder, as the case may be, with a list of names and addresses of holders of Warrants entered on the registers kept by such Trustee or Registrar and showing the number of Warrants held by each such holder.


                                  ARTICLE FOUR

                              Exercise of Warrants

4.1  Method of Exercise of Warrants

     (1) Subject to and upon compliance with the provisions of this Article Four and Article Five, the holder of any Warrant Certificate or Warrant Certificates may exercise the right of purchase therein provided for by surrendering the Warrant Certificate or Warrant Certificates to the Trustee at its principal transfer offices in either of the cities of Toronto or Vancouver or at any other place or places that may be designated by the Company with the approval of the Trustee, or to the Co-transfer Agent at its principal transfer office designated by the Company, during normal business hours on a business day at that place, prior to the Warrant Expiry Time, together with a duly completed and executed exercise form attached to the Warrant Certificate in the form set out in Schedule "C" attached hereto for the number of Shares which the holder desires to purchase and the Subscription Price applicable at the time of the surrender calculated in accordance with the provisions of this Indenture. Any such exercise shall be subject to the holder providing such assurances and executing such documents as may, in the reasonable opinion of the Company, the Trustee or the Co-transfer Agent, be required to ensure compliance with all applicable securities legislation.

     (2) The Subscription Price for Shares subscribed for under Warrants shall be paid in cash, by certified cheque, bank draft or money order payable to or to the order of the Company or to the Trustee at par at the city where the Warrant Certificate is surrendered.

     (3) Surrender of a Warrant Certificate and the exercise form and payment of the Subscription Price will be deemed to have been effected only on personal delivery thereof to or, if sent by mail or other means of transmission on actual receipt thereof, by the Trustee or the Co-transfer Agent at one of the offices specified in subsection 4.1(1).

     (4) Any exercise form referred to in subsection 4.1(1) shall be signed by the Warrantholder or the Warrantholder's executors or administrators or other legal representatives or an attorney of the Warrantholder duly appointed by an instrument in writing satisfactory to the Trustee or the Co-transfer Agent, as the case may be. The exercise form attached to the Warrant Certificate shall specify the number of Shares that the subscriber wishes to purchase (being not more than he is entitled to purchase under the Warrant Certificate), the person or persons in whose name or names the Shares which the subscriber desires to purchase are to be issued and his or their address or addresses and the number of Shares to be issued to each such person. If any Shares subscribed for are to be issued to a person or persons other than the Warrantholder, the Warrantholder shall pay to the Trustee or to its agent all exigible transfer taxes or governmental or other charges required to be paid in respect of the transfer of the Warrants or Shares and the Company will not be required to issue or deliver any certificate evidencing any Shares unless or until that amount has been so paid or the Warrantholder has established to the satisfaction of the Company that the taxes and charges have been paid or that no taxes or charges are owing.

     (5) Unless box B has been checked on the exercise form referred to in subsection 4.1(1), (i) Warrants may not be exercised within the United States or by or on behalf of any U.S. Person, (ii) no Shares shall be issued to any person who has an address in the United States on the exercise form and (iii) no Shares issued upon exercise of Warrants will be delivered to any address in the United States.

     (6) In the event that any Warrant Certificate or Warrant Certificates have been delivered to the Trustee pursuant to subsection 4.1(1) and box B has been checked on the accompanying exercise form, then the Trustee shall cause the certificates representing the Shares issued upon exercise of any such Warrants to be affixed with the U.S. Legend.

     (7) If, at the time of exercise of the Warrants, there remain restrictions on resale under applicable securities legislation in respect of the Shares issuable upon exercise of the Warrants, the Company may, on the advice of counsel, endorse the certificate representing the Shares with respect to those restrictions.

4.2  Effect of the Exercise of Warrants

     (1) Upon exercise of a Warrant in accordance with section 4.1 and subject to sections 4.4, 4.5 and 5.3, the Company shall cause the holder thereof to be entered forthwith on its register of shareholders as the holder of the Shares so subscribed for, and the number of Shares to be issued to such person or persons shall be issued to the person or persons in whose name or names the Shares so subscribed for are to be issued as specified in the exercise form. Such person or persons shall become the shareholder or shareholders of record of those Shares with effect from the date on which the Warrant is exercised unless the register of the Company shall be closed on that date, in which case the Shares so subscribed for shall be deemed to be issued and the person or persons shall be deemed to become the shareholder or shareholders of record of the Shares on the date on which the register is reopened and the Shares shall be issued on the later date.

     (2) Upon the due exercise of the Warrants as aforesaid the Company shall, without charge therefor except as provided in subsection 4.1(4), forthwith cause to be delivered to the Trustee, as agent for the person or persons in whose name or names the Shares so subscribed for are to be issued as specified in the exercise forms attached to the Warrant Certificates, certificates for the appropriate number of Shares that the Warrantholders are entitled to and have elected to acquire pursuant to the Warrants surrendered. Upon receipt by the Trustee of such certificates, the Trustee shall cause such certificates to be delivered forthwith in accordance with the written delivery instructions of the holder, or in the absence of such instructions, by registered mail without charge therefor, to the person in whose names the Shares have been issued at the addresses specified in the exercise forms.

4.3  Partial Exercise of Warrants

     A Warrantholder may subscribe for and purchase any number of Shares up to the aggregate number of Warrants represented by the Warrant Certificates surrendered. In the event of any exercise of a number of Warrants less than the number which the holder is entitled to exercise, the holder of the Warrants upon such exercise shall, in addition, be entitled to receive, without charge therefor, a new Warrant Certificate in respect of the balance of the Warrants represented by the surrendered Warrant Certificate and which were not then exercised. The Trustee shall issue a new Warrant Certificate upon surrender of the Warrant Certificate, if satisfied that the new Warrant Certificate is properly issuable.

4.4  No Fractional Shares

     The Company will not, pursuant to section 5.1 or under any other circumstances, be obligated to issue any fraction of a Share on the exercise of a Warrant or Warrants. If any fractional interest in a Share would, except for the provisions of this section, be deliverable upon the exercise of any Warrant, the Company shall in lieu of delivering a fractional Share therefor, satisfy the right to receive the fractional Share by payment to the holder of the Warrant of an amount in cash (computed, in the case of a fraction of a cent, to the next lower cent) equal to the same fraction of the Current Market Price per Share on the date of exercise of the Warrant.

4.5  Expiration of Warrants

     (1) After the Warrant Expiry Time, all rights under this Indenture and under any Warrant that has not been exercised shall wholly cease and terminate and the Warrant Certificate therefor shall be wholly void and of no effect.

     (2) The Company shall give notice to the Warrantholders of the Warrant Expiry Time not more than 60 and not less than 30 days prior to the Warrant Expiry Time.

4.6  Cancellation of Warrants

     All Warrants exercised as provided in section 4.1, partially exercised as provided in section 4.3 or exchanged for other Warrants as provided in section
3.1 shall be cancelled and destroyed by the Trustee and, if required by the Company, the Trustee shall furnish the Company with a certificate identifying the Warrant Certificates so cancelled and the number of Shares which have been issued pursuant to each.

                                  ARTICLE FIVE

                       Adjustment to Subscription Rights

5.1  Adjustment of the Subscription Price and Subscription Rights

     (1) In this section the terms "record date" and "effective date" where used herein shall mean 4:30 p.m. (Vancouver time) on the relevant date.

     (2) The number of Shares to be acquired by a Warrantholder on exercise of a Warrant will be adjusted from time to time in the events and in the manner provided and in accordance with the provisions of and rules set out in this Article Five.

     (3) If and whenever at any time from the date hereof to the Warrant Expiry Time, the Company:

     (a) issues to all or substantially all of the holders of Shares by way of stock dividend or otherwise Shares or Convertible Securities, other than (i) the issue from time to time of Shares or Convertible Securities by way of stock dividend to shareholders who elect to receive Shares or Convertible Securities in lieu of cash dividends in the ordinary course or pursuant to a dividend reinvestment plan or
          (ii) as dividends paid in the ordinary course,

     (b) subdivides or redivides the outstanding Shares into a greater number of shares, or

     (c) combines, consolidates or reduces the outstanding Shares into a lesser number of shares

     (any of those events being herein called a "Share Reorganization"),

the Price Adjustment Factor will be adjusted, effective immediately after the record date at which the holders of Shares are determined for the purposes of the Share Reorganization or the effective date if no record date is fixed, to the number that is the product of (1) the Price Adjustment Factor in effect on that effective date or record date, and (2) the fraction:

          (i) the numerator of which shall be the total number of Shares outstanding on that effective date or record date before giving effect to the Share Reorganization; and

          (ii) the denominator of which shall be the total number of Shares that are or would be outstanding immediately after that effective date or record date after giving effect to the Share Reorganization and assuming all

               Convertible Securities issued as part of the Share
               Reorganization had then been converted into or exchanged for Shares or all rights to acquire Shares had then been exercised.

For the purposes of determining the number of Shares outstanding at any particular time, there shall be included therein that number of Shares which would have resulted from the conversion or exchange at that time of all Convertible Securities of the Company (other than any Convertible Securities issued to holders of Shares by way of a stock dividend and otherwise included in computing the denominator in clause (ii) hereof). Shares (and Shares issuable upon conversion or exchange of Convertible Securities) issued or to be issued under a Share Reorganization shall be deemed to be outstanding on the record date or effective date for such Share Reorganization for the purpose of calculating the number of outstanding Shares under subsections (4) and (6). To the extent that any Convertible Securities issued to holders of Shares by way of a stock dividend are not so converted or exchanged into or for Shares prior to the expiration of the right to do so, the conversion price shall then be readjusted to the conversion price which would then be in effect based upon the number of Shares actually issued upon the conversion or exchange of the Convertible Securities.

     (4) If and whenever at any time from the date hereof to the Warrant Expiry Time, the Company shall issue rights, options or warrants to all or substantially all of the holders of the Shares pursuant to which those holders are entitled to subscribe for, purchase or otherwise acquire Shares or Convertible Securities, to subscribe for or purchase Shares or Convertible Securities within a period of 45 days from the record date, at a price per share or at a conversion price per share of less than 95% of the Current Market Price on the earlier of the record date and the date on which the Company announces its intention to make such issuance (any such issuance being herein called a "Rights Offering" and Shares that may be acquired and exercised the Rights Offering or upon conversion of the Convertible Securities offered by the Rights Offering, being herein called "Offered Shares"), the Price Adjustment Factor shall be adjusted effective immediately after the record date so that it shall equal the number which is the product of (1) the Price Adjustment Factor in effect immediately prior to the record date, and (2) the fraction:

          (i) the numerator of which shall be the total number of Shares outstanding immediately prior to the record date plus a number of Shares equal to the number arrived at by multiplying the total number of additional Shares offered for subscription or purchase or into or for which the total number of Convertible Securities so offered are convertible or exchangeable by the quotient obtained by dividing the purchase or subscription price for each Share offered for subscription or purchase or the conversion price for each Convertible Security so offered by such Current Market Price for the Shares; and

          (ii) the denominator of which shall be the total number of Shares outstanding immediately prior to such record date plus the total number of additional Shares offered for subscription or purchase or into or for which the total number of Convertible Securities so offered are convertible or exchangeable.

The adjustment shall be made successively whenever a record date is fixed, provided that if two or more such record dates or dates of announcement, as applicable, or record dates or dates of announcement, as applicable, referred to in subsection (6) are fixed within a period of 35 trading days, the adjustment shall be made successively as if each of such record dates occurred on the earliest of such record dates. To the extent that any rights, options or warrants are not so issued or any of the rights, options or warrants so issued are not exercised prior to the expiration thereof, or any Convertible Securities are not so converted into or exchanged for Shares prior to the expiration of the right to do so, the Price Adjustment Factor will be readjusted to the Price Adjustment Factor in effect immediately prior to the record date, and the Price Adjustment Factor will be further adjusted based upon the number of additional Shares actually delivered upon the exercise of the rights, options or warrants, or issued upon the conversion or exchange of the Convertible Securities, as the case may be.

     (5) If and whenever at any time from the date hereof to the Warrant Expiry Time, the Company shall fix a record date for the issue of rights, options or warrants to all or substantially all the holders of the outstanding Shares entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Shares or Convertible Securities at a price per share (or having a conversion price per share) not less than 95% of the Current Market Price on the earlier of the record date and the date on which the Company announces its intention to make such issuance, the Price Adjustment Factor will not be adjusted.

     (6) If and whenever at any time from the date hereof to the Warrant Expiry Time the Company shall fix a record date for the making of an issue or distribution to all or substantially all the holders of its outstanding Common Shares resident in Canada of (a) shares of any class, excluding Shares or Convertible Securities referred to in paragraph 3(a), whether of the Company or any other corporation, or (b) rights, options or warrants, excluding those referred to in subsections (4) or (5), or (c) evidences of its indebtedness, or
(d) property, cash or other assets, excluding dividends in the ordinary course or property distributed in lieu thereof at the option of the shareholders (any of such events being herein called a "Special Distribution") then, in each such case, the Price Adjustment Factor shall be adjusted on the record date so that it shall equal the number that is the product of the Price Adjustment Factor in effect immediately prior to the record date, and the fraction:

          (i) the numerator of which shall be the total number of Shares outstanding immediately prior to the record date multiplied by the Current Market Price on the earlier of the day immediately prior to such record date and the date on which the Company announces its intention to make such issuance, less the aggregate fair market value (as determined by the directors with the approval of the Trustee, which determination shall be conclusive) of the shares or rights, options or warrants or evidences of indebtedness or property, cash or assets so distributed; and

          (ii) the denominator of which shall be the total number of Shares outstanding immediately prior to the record date multiplied by such Current Market Price.

The adjustment shall be made successively whenever a record date is fixed, provided that if two or more such record dates or dates of announcement, as applicable, or record dates or dates of announcement, as applicable, referred to in subsection (4) are fixed within a period of 35 trading days, the adjustment shall be made successively as if each of such record dates occurred on the earliest of such record dates. To the extent that any distribution is not so made, the Price Adjustment Factor shall then be readjusted to the Price Adjustment Factor which would then be in effect if the record date had not been fixed or to the Price Adjustment Factor which would then be in effect based upon the shares or rights, options or warrants or evidences of indebtedness or property, cash or assets actually distributed, as the case may be.

     (7) On any adjustment of the Price Adjustment Factor pursuant to subsections (3), (4) or (6), including any readjustment, the number of Shares purchasable on exercise of a Warrant will be adjusted, effective at the same time as the adjustment of the Price Adjustment Factor, by multiplying the number of Shares so purchasable immediately before the adjustment by a fraction which is the reciprocal of the fraction used in the adjustment of the Price Adjustment Factor.

     (8) If and whenever at any time from the date hereof to the Warrant Expiry Time there is:

     (a) a reclassification of the Shares outstanding, a change of Shares into other shares or securities, or any other capital reorganization of the Company except as described in subsections (3), (4), (5) and (6),

     (b) a consolidation, merger or amalgamation of the Company with or into another body corporate resulting in a reclassification of outstanding Shares or a change of Shares into other shares or securities, or

     (c) a transaction whereby all or substantially all the Company's undertaking and assets become the property of another corporation, through sale, lease, exchange or otherwise,

(any of those events being herein called a "Corporate Reorganization"), a holder who thereafter exercises Warrants will, subject to the prior written consent of The Toronto Stock Exchange, be entitled to receive and will accept, for the Subscription Price then in effect, in lieu of the Shares (and any other securities to which Warrantholders are then entitled on the exercise of Warrants) to which he would otherwise have been entitled on exercise immediately prior to the Corporate Reorganization, the kind and amount of shares or other securities or property (including cash) that he would have been entitled to receive as a result of the Corporate Reorganization if, on the effective date thereof, he had been the holder of the number of Shares (and any other securities to which Warrantholders are then entitled on the exercise of Warrants) to which he would have been entitled on the exercise of the Warrant or Warrants immediately prior to the Corporate Reorganization.

     (9) As a condition precedent to taking any action that would require an adjustment pursuant to subsection (8), the Company will take all action that, in the opinion of counsel, is necessary in order that the Company, any successor or any successor to its assets and undertaking, shall be obligated to and may validly and legally issue as fully paid and non-assessable all the Shares or other shares or securities or property to which Warrantholders will be entitled on the exercise of Warrants thereafter.

     (10) If necessary as a result of any Corporate Reorganization, appropriate adjustments will be made in the application of the provisions set forth in this Article Five with respect to the rights and interests of Warrantholders to the end that the provisions set forth in this Article Five will thereafter correspondingly be made applicable as nearly as may reasonably be possible to any shares or other securities or property thereafter deliverable on the exercise of a Warrant. Any such adjustment will be subject to the prior written consent of The Toronto Stock Exchange, will be made by and set forth in an amendment hereto approved by the Directors and by the Trustee and will for all purposes be conclusively deemed to be an appropriate adjustment.

     (11) If the purchase price provided for in any right, warrant or option issued in connection with a Rights Offering is decreased, or the conversion price for Convertible Securities issued in connection with a Share Reorganization is increased, the Price Adjustment Factor shall forthwith be changed to whatever Price Adjustment Factor would have been obtained had the adjustment made in connection with the issuance of all such rights, warrants, options or Convertible Securities been made upon the basis of the purchase price as so decreased or the conversion price as so increased, provided that the provisions of this subsection shall not apply to any increase or decrease resulting from provisions in any rights, warrants, options or securities designed to prevent dilution if the increase or decrease shall not have been proportionately greater than the change, if any, in the Price Adjustment Factor to be made at the same time pursuant to the provisions of this section 5.1.

5.2  Subscription Rights Adjustment Rules

     The following rules and procedures will be applicable to adjustments made pursuant to section 5.1:

     (a) the adjustments and readjustments provided for in section 5.1 shall be cumulative and, subject to paragraph (b), will apply (without duplication) to successive issues, subdivisions, combinations, consolidations, distributions and other events that require an adjustment;

     (b) no adjustment in the Price Adjustment Factor, or resulting adjustment in the number of Shares issuable on exercise of Warrants, will be made unless the adjustment would result in a change of at least 1% in the prevailing Price Adjustment Factor or the number of Shares purchasable upon the exercise of the Warrants would change by at least one one-hundredth of a share, provided that any adjustment that would have been required to be made except for the provisions of this paragraph, will be carried forward and taken into account in the next adjustment;

     (c) no adjustment will be made in respect of an event described in paragraph (3)(a) or subsection (4) or (6) of section 5.1 if the Warrantholders are entitled to participate in the event on the same terms, mutatis mutandis, as if they had exercised their Warrants immediately before the effective date of or record date for the event and Warrantholders shall not be entitled to so participate without the prior written consent of The Toronto Stock Exchange;

     (d) no adjustment in the Price Adjustments Factor shall be made pursuant to section 5.1 in respect of the issue of shares, rights, options or warrants pursuant:

          (i)  to this Indenture,

          (ii) the issuance of Shares pursuant to the exercise of directors, officers and employees options or options granted for services in accordance with the requirements of The Toronto Stock Exchange, or

         (iii) the issuance of any special warrants to L.B. Mining Co. or any affiliate thereof in part consideration for the acquisition of the Guariche property in Venezuela, the issuance of any Shares pursuant to the exercise of such special warrants, the issuance of any common share purchase warrants pursuant to the exercise of such special warrants and the issuance of any Shares pursuant to the exercise of such common share purchase warrants (except that the number of Convertible Securities will increase if such common share purchase warrants are issued prior to the expiry of their exercise period), and any such issues shall be deemed not to be a Share Reorganization, a Rights Offering or a Special Distribution;

     (e) for the purposes of subsections (3), (4), (5) and (6) of section 5.1, there will be deemed not to be outstanding:

          (i)  any Share owned by or held for the account of the Company; or

          (ii) any Share owned by or held for the account of any Subsidiary of the Company;

     (f) any dispute that arises at any time with respect to any adjustment pursuant to this Indenture will be conclusively determined (as between the Company, the Warrantholders, the Trustee and all transfer agents and shareholders of the Company) by the auditors of the Company or, if they are unable or unwilling to act, by such firm of independent chartered accountants as is selected by the directors and is acceptable to the Trustee, and any determination by them will be binding on the Company, the Warrantholders, the Trustee and all transfer agents and shareholders of the Company; and

     (g) in the absence of a resolution of the directors fixing the record date for an event referred to in section 5.1, the Company will be deemed to have fixed as the record date therefor the date on which the event is effected or such date as may be required by law.

5.3  Postponement of Issue of Shares, etc.

     In any case in which section 5.1 requires an adjustment to take effect immediately after the effective date of or record date for an event, and a Warrant is exercised after that date and before the consummation of the event (which in the case of rights, options and warrants will be the date the rights, options and warrants are issued), the Company may postpone, until such consummation, issuing to the Warrantholder such of the shares, securities or property to which he is entitled pursuant to the exercise as exceeds those to which he would have been entitled if the Warrant had been exercised immediately before that date, provided however, that the Company will deliver to the Warrantholder an appropriate instrument evidencing such holder's right to receive such additional shares, securities or property upon the occurrence and consummation of such event and the right to receive any dividend or other distribution in respect of such additional shares, securities or property declared in favour of the holders of record of Shares or of such securities or property on or after that date or such later date as such holder would, but for the provisions of this section, have become the holder of record of such additional shares or of such securities or property pursuant to section 4.2.

5.4  Notice of Certain Events

     (1) At least 21 days before the effective date of or record date for any event referred to in section 5.1, other than a subdivision or consolidation of the Shares, that requires or might require an adjustment in the subscription rights pursuant to a Warrant, including the Price Adjustment Factor and the number of Shares purchasable on exercise of a Warrant, the Company will:

     (a) file with the Trustee a certificate of the Company specifying the particulars of the event and, if determinable, the adjustment and a computation of the adjustment; and

     (b) give notice to the Warrantholders of the particulars of the event and, if determinable, the adjustment.

The notice need only set forth particulars as have been determined at the date that notice is given.

     (2) If notice has been given under subsection (1) and the adjustment is not then determinable, the Company shall promptly after the adjustment is determinable:

     (a) file with the Trustee a certificate of the Company showing the computation of the adjustment; and

     (b)  give notice to the Warrantholders of the adjustment.

5.5  Reclassifications, Reorganizations, etc.

     (1) In case of:

     (a) any reclassifications or change of the Shares (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or consolidation),

     (b) any amalgamation, consolidation or merger of the Company with, or amalgamation, consolidation or merger of the Company into, any other corporation (other than an amalgamation, consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change, other than as aforesaid, of the Shares),

     (c)  any reorganization of the Company, or

     (d) any sale, transfer or other disposition of all or substantially all of the assets of the Company,

the Company, the corporation formed by the amalgamation, the corporation into which the Company shall have been merged, the reorganized Company, or the corporation which shall have acquired such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the holder of each Warrant then outstanding shall have the right thereafter (until the Warrant Expiry Time) to exercise Warrants only into the kind and amount of shares and other securities and property (including cash) receivable upon such reclassification, change, amalgamation, merger, reorganization, sale, transfer or other disposition by a holder of the number of Shares which were purchasable upon the exercise of the Warrants had the Warrants been exercised immediately prior to the reclassification, change, amalgamation, merger, reorganization, sale, transfer or other disposition.

     (2) The supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Five.

     (3) The provisions of this section 5.5 shall apply to successive reclassifications, changes, amalgamation, mergers, reorganizations, sales, transfers or other dispositions.

5.6  Protection of Trustee

     Subject to sections 10.2 and 10.3, the Trustee shall not at any time be under any duty or responsibility to any Warrantholder to determine whether any facts exist which may require any adjustment contemplated by section 5.1, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making the same.

5.7  Proceedings Prior to Any Action Requiring Adjustment

     As a condition precedent to the taking of any action which would require an adjustment in any of these subscription rights pursuant to any of the Warrants, including the number of Shares which are to be issued by the exercise of the Warrants, the Company shall take any corporate action which may, in the opinion of counsel, be necessary in order that the Company has unissued and preserved in its authorized capital and may validly and legally issue as fully paid and non-accessible, all the Shares which the holders of such Warrants are entitled to receive on the full exercise thereof in accordance with the provisions hereof.


                                  ARTICLE SIX

                              Rights and Covenants

6.1  Purchase of Warrants

     (1) The Company, when not in default under this Indenture, may purchase in the market, by private contract, by tender or otherwise all or any portion of the Warrants in such manner, from such persons and on such terms as the Company and such persons may determine. All Warrants so purchased shall forthwith be delivered to the Trustee and cancelled by it and no Warrants shall be issued in substitution therefor.

     (2) If, upon an invitation for tenders, more Warrants are tendered at the same lowest price than the Company is prepared to accept at that price, the Warrants to be purchased by the Company shall be selected by the Trustee by lot, or in any other manner as the Trustee may deem equitable, from the Warrants tendered by each tendering Warrantholder who tendered at such lowest price. For this purpose the Trustee may make, and from time to time amend, regulations with respect to the manner in which Warrants may be so selected and regulations so made shall be valid and binding upon all Warrantholders notwithstanding the fact that, as a result thereof, the Warrants held by a holder or represented by a Warrant Certificate become subject to purchase in part only.

6.2  General Covenants

     The Company covenants with the Trustee that so long as any Warrants remain outstanding and may be exercised:

     (a) the Company will at all times maintain its existence, carry on and conduct its business in a prudent manner and in accordance with industry standards and good business practice, keep or cause to be kept proper books of account in accordance with applicable law and, if and whenever required in writing by the Trustee, file with the Trustee copies of all annual financial statements of the Company furnished to its shareholders during the term of this Indenture;

     (b) the Company shall maintain the listing of the Shares on The Toronto Stock Exchange, and will take all steps necessary to ensure that the Shares issuable upon exercise of the Warrants will be listed and posted for trading on The Toronto Stock Exchange upon their issue;

     (c) the Company will reserve and keep available a sufficient number of Shares for issuance upon the exercise of Warrants issued by the Company hereunder;

     (d) the Company will cause the Shares from time to time subscribed for and purchased pursuant to the exercise of the Warrants, issued by the Company hereunder, in the manner herein provided, to be duly issued in accordance with the Warrants and the terms hereof;

     (e) the Company will cause the certificates representing the Shares issuable upon exercise of the Warrants from time to time in the manner herein provided, to be duly issued and delivered in accordance with the Warrants and the terms hereof;

     (f) upon the exercise by the holder of any Warrant of the right of purchase provided for therein and herein and, upon payment of the Subscription Price applicable thereto for each Share in respect of which the right of purchase is so exercised, all Shares issuable upon the exercise of Warrants shall be issued by the Company as fully paid and non-assessable;

     (g) the Company will use its best efforts to maintain its status as a "reporting issuer" (or the equivalent thereof) not in default of the requirements of the Securities Act (British Columbia) and the Securities Act (Ontario);

     (h) the Company is duly authorized to create and issue the Warrants to be issued hereunder, and the Warrant Certificates when issued and certified as herein provided will be legal, valid and binding obligations of the Company;

     (i) if, in the opinion of counsel, any prospectus or registration statement is required to be filed with, or any permission is required to be obtained from, any governmental authority or any other step is required under any applicable securities laws before any Shares which a Warrantholder is entitled to purchase pursuant to his Warrant may properly and legally be issued upon the due exercise thereof, the Company will take such action so required; and

     (j) generally, the Company will well and truly perform and carry out all the acts or things to be done by it as provided in this Indenture.

6.3  Trustee's Remuneration and Expenses

     The Company covenants that it will pay to the Trustee from time to time such reasonable remuneration for its services hereunder as may be agreed upon between the Company and the Trustee and will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances properly incurred or made by the Trustee in the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of counsel and all other advisors and assistants not regularly in its employ), both before any default hereunder and thereafter until all duties of the Trustee under the trusts hereof shall be finally and fully performed, except any expense, disbursement or advance as may arise from the negligence, wilful misconduct or bad faith of the Trustee or of persons for whom the Trustee is responsible.

6.4  Performance of Covenants by Trustee

     If the Company shall fail to perform any of its covenants and obligations contained in this Indenture, the Trustee may notify the Warrantholders of the failure on the part of the Company or may itself perform any of the said covenants capable of being performed by it, but shall be under no obligation to do so or to notify the Warrantholders. All sums expended or advanced by the Trustee in so doing shall be repayable as provided in Section 6.3. No performance, expenditure or advance by the Trustee shall be deemed to relieve the Company of any default or of its continuing obligations hereunder.

6.5  Notice to Warrantholders of Certain Events

     The Company covenants with the Trustee for the benefit of the Trustee and the Warrantholders that, so long as any of the Warrants are outstanding, it will not:

     (a) pay any dividend payable in shares of any class to the holders of its Shares or make any other distribution (other than a cash distribution made as a dividend out of retained earnings or contributed surplus legally available for the payment of dividends) to the holders of its Shares,

     (b) offer to the holders of its Shares rights to subscribe for or to purchase any Shares or shares of any class or any other securities, rights, warrants or options,

     (c) make any repayment of capital on, or distribution of evidences of indebtedness or any of its assets (excluding cash dividends) to the holders of, its Shares,

     (d) amalgamate, consolidate or merge with any other person or sell or lease the whole or substantially the whole of its assets or undertaking,

     (e) effect any subdivision, consolidation or reclassification of its Shares, or

     (f)  liquidate, dissolve or wind-up,

unless, in each such case, the Company shall have given notice, in the manner specified in section 11.2, to each Warrantholder, of the action proposed to be taken and the date on which (a) the books of the Company shall close or a record shall be taken for such dividend, repayment, distribution, subscription rights or other rights, warrants or securities, or (b) such subdivision, consolidation, reclassification, amalgamation, merger, sale or lease, dissolution, liquidation or winding-up shall take place, as the case may be, provided that the Company shall only be required to specify in the notice those particulars of the action as shall have been fixed and determined at the date on which the notice is given. The notice shall also specify the date as of which the holders of Shares of record shall participate in the dividend, repayment, distribution, subscription of rights or other rights, warrants or securities, or shall be entitled to exchange their Shares for securities or other property deliverable upon such reclassification, amalgamation, merger, sale or lease, other disposition, dissolution, liquidation or winding-up, as the case may be. The notice shall be given, with respect to the actions described in subsections
(a), (b), (c), (d), (e) and (f) not less than 21 days prior to the record date or the date on which the Company's transfer books are to be closed with respect thereto.

6.6  Closure of Share Transfer Books

     The Company further covenants and agrees that it will not during the period of any notice given under section 6.5 close its share transfer books or take any other corporate action which might deprive the Warrantholders of the opportunity of exercising their Warrants, provided that nothing contained in this section 6.6 shall be deemed to affect the right of the Company to do or take part in any of the things referred to in section 6.5 or to pay cash dividends on the shares of any class or classes in its capital from time to time outstanding.


                                 ARTICLE SEVEN

                                  Enforcement

7.1  Enforcement of Rights of Warrantholders

     (1) No Warrantholder shall have the right to institute any action or proceeding or to exercise any other remedy authorized by this Indenture for the purpose of enforcing any rights on behalf of all Warrantholders for the execution of any trust or power hereunder unless a requisition, in writing signed by holders of Warrants sufficient to purchase not less than 25% of the aggregate number of Shares which could be purchased under the Warrants then outstanding, requesting the Trustee to so act, and the indemnity referred to in subsection 10.2(3), have been tendered to the Trustee and the Trustee shall have failed to act within a reasonable time thereafter. In such case, but not otherwise, any Warrantholder acting on behalf of himself and all other Warrantholders shall be entitled to take proceedings in any court of competent jurisdiction such as the Trustee might have taken.

     (2) No one or more Warrantholders shall have any right in any manner whatsoever to affect, disturb or prejudice the rights hereby created by his or their action, or to enforce any right hereunder or under any Warrant Certificate, except subject to the conditions and in the manner herein provided and all powers and trusts hereunder shall be exercised and all proceedings at law shall be instituted, had and maintained by the Trustee, except only as herein provided, and in any event for the equal benefit of all Warrantholders.

7.2  Immunity of Shareholders

     The Trustee, and by their acceptance of the Warrant Certificates and as part of the consideration for the issue of the Warrants, the Warrantholders, hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future shareholder, director or officer of the Company or of any of the subsidiaries of the Company, or any subsidiary of the Company, in their capacity as such, for the issue of Shares pursuant to any Warrants or on any covenant, agreement, representation or warranty by the Company contained herein or in the Warrant Certificates.

7.3  Limitation of Liability

     The obligations hereunder are not personally binding upon, nor shall resort hereunder be had to the private property of, any of the past, present or future directors, shareholders, officers, employees or agents of the Company or any of the subsidiaries of the Company, or any subsidiary of the Company, but only the property of the Company (or any successor corporation) shall be bound in respect hereof.


                                 ARTICLE EIGHT

                           Meetings of Warrantholders

8.1  Right to Convene Meetings

     The Trustee may at any time and from time to time and shall on receipt of a written request of the Company or of a Warrantholders' Request and upon being indemnified to its reasonable satisfaction by the Company or by one or more Warrantholders signing the Warrantholders' Request against the costs that may be incurred in connection with the calling and holding of the meeting, convene a meeting of the Warrantholders. In the event of the Trustee failing, within 15 days after receipt of the written request of the Company or Warrantholders' Request and indemnity given as aforesaid, to give notice convening a meeting, the Company or the Warrantholders, as the case may be, may convene the meeting. Every meeting shall be held in the City of Vancouver or at such other place as may be approved or determined by the Trustee.

8.2  Notice

     At least 21 days notice of any meeting shall be given to the Warrantholders in the manner provided in section 11.2 and a copy of the notice shall be sent by mail to the Trustee unless the meeting has been called by it, and to the Company unless the meeting has been called by it. Each notice shall state the time when and the place where the meeting is to be held and shall state briefly the general nature of the business to be transacted thereat and it shall not be necessary for the notice to set out the terms of any resolution to be proposed or any of the provisions of this Article Eight. Any accidental omission in the notice of a meeting shall not invalidate any resolution passed at the meeting.

8.3  Chairman

     A person (who need not be a Warrantholder) designated in writing by the Trustee shall be chairman of the meeting and if no person is so designated, or if the person so designated is not present within 15 minutes from the time fixed for the holding of the meeting, the Warrantholders present in person or by proxy shall choose a person present to be chairman.

8.4  Quorum

     Subject to the provisions of section 8.12, at any meeting of the Special Warrantholders a quorum shall consist of one or more Warrantholders present in person or by proxy holding Warrants sufficient to purchase not less than 20% of the aggregate number of Shares that could be purchased under all the Warrants then outstanding. If a quorum of the Warrantholders shall not be present within half an hour from the time fixed for holding any meeting, the meeting, if summoned by the Warrantholders pursuant to a Warrantholders' Request, shall be dissolved but, subject to section 8.12, in any other case the meeting shall be adjourned to the same day in the next week (unless that day is not a business day, in which event the meeting shall be reconvened on the next day that is a business day) at the same time and place and no notice need be given. At the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened, notwithstanding the outstanding Warrants that such Warrantholders hold.

8.5  Power to Adjourn

     The chairman of any meeting at which a quorum of the Warrantholders is present may, with the consent of the meeting, adjourn the meeting and no notice of the adjournment need be given except such notice, if any, as the meeting may prescribe.

8.6  Show of Hands

     Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on an Extraordinary Resolution shall be given in the manner hereinafter provided. At any meeting, unless a poll is duly demanded or required as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

8.7  Poll

     On every Extraordinary Resolution, and on any other question submitted to a meeting upon which a poll is directed by the chairman or requested by one or more of the Warrantholders acting in person or by proxy and holding Warrants sufficient to purchase not less than 5% of the aggregate number of Shares that could be purchased under Warrants then outstanding, a poll shall be taken in such manner as the chairman shall direct. Questions other than an Extraordinary Resolution shall be decided by a majority of the votes cast on a poll. The results of a poll shall be deemed to be the decision of the meeting at which the poll was demanded and shall be binding on all Warrantholders.

8.8  Voting

     On a show of hands, every person who is present and entitled to vote, whether as a Warrantholder or as proxy for one or more absent Warrantholders or both, shall have one vote. On a poll each Warrantholder present in person or represented by proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each Share purchasable under Warrants then held by him. A proxy need not be a Warrantholder.

8.9  Regulations

     The Trustee, or the Company with the approval of the Trustee, may from time to time make or vary such regulations as they shall think fit:

     (a) for the issue of voting certificates by any bank, trust company or other depository satisfactory to the Trustee stating that the Warrants specified therein have been deposited with the depository by a named person and will remain on deposit until a specified date, which voting certificates shall entitle the persons named therein to be present and vote at the meeting of the Warrantholders and at any adjournment thereof held before that date or to appoint a proxy or proxies to represent them and vote for them at any such meeting and at any adjournment thereof held before that date in the same manner and with the same effect as though the persons so named in the voting certificates were the actual holders of the Warrants specified therein;

     (b) for the deposit of voting certificates and/or instruments appointing proxies at such place and time as the Trustee, the Company or the Warrantholders convening the meeting, as the case may be, may in the notice convening the meeting direct;

     (c) for the deposit of voting certificates and/or instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of the voting certificates and/or instruments appointing proxies to be sent by mail, cable, telex or other means of prepaid, transmitted, recorded communication before the meeting to the Company or to the Trustee at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting;

     (d) for the form of instrument appointing a proxy (which shall be in writing), the manner in which the same shall be executed and the verification of any authority under which a person executes a proxy on behalf of a Warrantholder; and

     (e) generally, for the calling of meetings of Warrantholders and the conduct of business thereat.

Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Except as the regulations may provide, the only persons who shall be recognized at any meeting as the holders of any Warrants, or as entitled to vote or, subject to section 8.10, be present at the meeting in respect thereof, shall be persons who are the registered holders of Warrants or their duly appointed proxyholders.

8.10 Company and Trustee may be Represented

     The Company and the Trustee, by their respective officers or directors, and the counsel to the Company and the Trustee may attend any meeting of the Warrantholders, but shall have no vote as such.

8.11 Powers Exercisable by Extraordinary Resolution

     In addition to all other powers conferred upon them by any other provisions of this Indenture or by law, the Warrant- holders at a meeting shall have the following powers exercisable from time to time by Extraordinary
Resolution:

     (a) power to agree to or sanction any amendment, modification, abrogation, alteration, compromise or arrangement of the rights of Warrantholders and/or the Trustee in its capacity as trustee hereunder or on behalf of the Warrantholders against the Company, whether those rights arise under this Indenture or the Warrants or otherwise, which shall be agreed to by the Company, and to authorize the Trustee to concur in and execute any indenture supplement, except that in respect of a change in the Warrant Expiry Date or Warrant Expiry Time or the Subscription Price, the amendment shall not be binding upon a Warrantholder who does not consent thereto;

     (b) power to direct or authorize the Trustee to enforce any of the obligations on the part of the Company contained in this Indenture or the Warrants or to enforce any of the rights of the Warrantholders in any manner specified in the Extraordinary Resolution or to refrain from enforcing any such covenant or right;

     (c) power to waive and direct the Trustee to waive any default on the part of the Company in complying with any provisions of this Indenture or the Warrants, either unconditionally or upon any conditions specified in the Extraordinary Resolution;

     (d) power to restrain any Warrantholder from taking or instituting any suit, action or proceeding against the Company for the enforcement of any of the obligations on the part of the Company contained in this Indenture or the Warrants or to enforce any of the rights of the Warrantholders;

     (e) power to direct any Warrantholder who, as such, has brought any suit, action or proceeding to stay or discontinue or otherwise deal with the same upon payment of the costs, charges and expenses reasonably and properly incurred by the Warrantholder in connection therewith;

     (f) power from time to time and at any time, with the consent of the Company, not to be unreasonably withheld, to remove the Trustee and appoint a successor trustee;

     (g) power to assent to any compromise or arrangement with any creditor or any class of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Company; and

     (h) power to amend, alter or repeal any Extraordinary Resolution previously passed or consented to by Warrantholders.

8.12 Meaning of "Extraordinary Resolution"

     (1) The expression "Extraordinary Resolution" when used in this Indenture means, subject as hereinafter in this section and in sections 8.15 and 8.16 provided, a resolution proposed at a meeting of the Warrantholders duly convened for that purpose and held in accordance with the provisions of this Article Eight at which there are present in person or by proxy Warrantholders holding Warrants sufficient to purchase not less than 51% of the aggregate number of Shares that could be purchased under all of the Warrants then outstanding and passed by the affirmative votes of Warrantholders holding Warrants sufficient to purchase not less than 66.67% of the aggregate number of Shares that could be purchased under all the Warrants then outstanding and represented at the meeting and voted on the poll upon the resolution.

     (2) If, at any meeting called for the purpose of passing an Extraordinary Resolution, Warrantholders holding Warrants sufficient to purchase not less than 51% of the aggregate number of Shares that could be purchased under all of the Warrants then outstanding are not present in person or by proxy within half an hour after the time appointed for the meeting, then the meeting, if convened by Warrantholders or on a Warrantholders' Request, shall be dissolved, but in any other case it shall stand adjourned to such day, being not less than 15 or more than 30 days later, and to such place and time as may be appointed by the chairman. Not less than ten days' notice shall be given to the Warrantholders of the time and place of the adjourned meeting in the manner provided in section 11.2. The notice shall state that at the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at the adjourned meeting and passed by the requisite vote as provided in subsection 8.12(1) shall be an Extraordinary Resolution within the meaning of this Indenture notwithstanding that Warrantholders holding Warrants sufficient to purchase not less than 51% of the aggregate number of Shares that could be purchased under all of the Warrants then outstanding are not present in person or by proxy at the adjourned meeting.

     (3) Votes on an Extraordinary Resolution shall always be given on a poll and no demand for a poll on an Extraordinary Resolution shall be necessary.

8.13 Powers Cumulative

     It is hereby declared and agreed that any one or more of the powers or any combination of the powers in this Indenture stated to be exercisable by the Warrantholders by Extraordinary Resolution or otherwise may be exercised from time to time and the exercise of any one or more of the powers or any combination of the powers from time to time shall not prevent the Warrantholders from exercising that power or those powers or combination of powers then or any other power or powers or combination of powers thereafter from time to time.

8.14 Minutes

     Minutes of all resolutions and proceedings at every meeting of Warrantholders shall be made and duly entered in books from time to time to be provided for that purpose by the Trustee at the expense of the Company, and any minutes if purporting to be signed by the chairman of the meeting or by the chairman of the next succeeding meeting of Warrantholders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every meeting for which minutes have been made, shall be deemed to have been duly convened and held and all resolutions passed or proceedings taken thereat to have been duly passed and taken.

8.15 Instruments in Writing

     All actions that may be taken and all powers that may be exercised by the Warrantholders at a meeting held as in this Article Eight provided may also be taken and exercised by Warrantholders holding Warrants sufficient to purchase not less than 66.67% of the aggregate number of Shares that could be purchased under all of the Warrants then outstanding by an instrument in writing signed in one or more counterparts by each Warrantholder in person or by attorney duly appointed in writing and the expression "Extraordinary Resolution" when used in this Indenture shall include a resolution embodied in an instrument so signed.

8.16 Binding Effect of Resolutions

     Every resolution and every Extraordinary Resolution passed in accordance with the provisions of this Article Eight at a meeting of Warrantholders shall be binding upon all the Warrantholders, except as provided in subsection 8.11(a), whether present at or absent from the meeting, and whether voting for or against the resolution or abstaining and every instrument in writing signed by Warrantholders in accordance with section 8.15 shall be binding upon all the Warrantholders, except as provided in subsection 8.11(a) whether signatories thereto or not, and each and every Warrantholder and the Trustee (subject to the provisions for its indemnity herein contained) shall be bound to give effect accordingly to every resolution and instrument in writing passed or executed in accordance with these provisions.

8.17 Holdings by Company Disregarded

     In determining whether Warrantholders holding the requisite number of Warrants are present for the purpose of obtaining a quorum or have voted or consented to any resolution, Extraordinary Resolution, consent, waiver, Warrantholders' Request or other action under this Indenture, Warrants owned by the Company or any subsidiary of the Company shall be deemed to be not outstanding.

                                  ARTICLE NINE

                Supplemental Indentures and Successor Companies

9.1  Provision for Supplemental Indentures for Certain Purposes

     From time to time the Company and the Trustee may, subject to the provisions hereof, and they shall, when so directed hereby, execute and deliver by their proper officers or directors, as the case may be, indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

     (a) setting forth any adjustments resulting from the application of the provisions of Article Five;

     (b) adding to the provisions hereto such additional covenants and enforcement provisions as, in the opinion of counsel, are necessary or advisable, provided that the same are not in the opinion of the Trustee prejudicial to the interests of the Warrantholders as a group;

     (c) giving effect to any Extraordinary Resolution passed as provided in Article Eight;

     (d) adding to, deleting or altering the provisions hereof in respect of the transfer of Warrants, the exchange of Warrants and the making of any modification in the form of a Warrant Certificate which, in the opinion of the Trustee, does not affect the substance thereof;

     (e) making any additions to, deletions from or alterations of the provisions of this Indenture which, in the opinion of the Trustee, do not materially and adversely affect the interests of the Warrantholders and are necessary or advisable in order to incorporate, reflect or comply with any Applicable Legislation;

     (f) making provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder or for the purpose of obtaining a listing or quotation of the Shares issuable upon exercise of the Warrants on a stock exchange, bourse or over-the-counter market, provided that the provisions are not, in the opinion of the Trustee, prejudicial to the interests of the Warrantholders as a group;

     (g) modifying any of the provisions of this Indenture or relieving the Company from any of the obligations, conditions or restrictions herein contained, provided that no such modification or relief shall be or become operative or effective if in the opinion of the Trustee the modification or relief impairs any of the rights of the Warrantholders provided hereunder, or of the Trustee, and provided that the Trustee may in its uncontrolled discretion decline to enter into any supplemental indenture which in its opinion may not afford adequate protection to the Trustee when the same shall become operative;

     (h) evidencing any succession, or successive successions, of other bodies corporate to the Company and the assumption by any successor of the obligations of the Company herein and in the Warrant Certificates as provided hereafter in this Article Nine;

     (i) adding to, deleting or altering the provisions hereof relating to any adjustment in the provisions of Article Five relating to the subscription for Shares upon exercise of the Warrants; and

     (j) for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguities, defective provisions, errors or omissions herein, provided that, in the opinion of the Trustee, the rights of the Trustee or of the Warrantholders provided hereunder are in no way prejudiced thereby.

9.2  Successor Companies

     In the case of the consolidation, amalgamation, arrangement, merger or transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation ("successor corporation"), the successor corporation resulting from the consolidation, amalgamation, arrangement, merger or transfer (if not the Company) will be bound by the provisions hereof and for the due and punctual performance and observance of each and every covenant and obligation contained in this Indenture to be performed by the Company and, if requested by the Trustee, the successor corporation shall, by supplemental indenture satisfactory in form to the Trustee and executed and delivered to the Trustee, expressly assume those obligations.


                                  ARTICLE TEN

                             Concerning the Trustee

10.1 Trust Indenture Legislation

     (1) If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, the mandatory requirement shall prevail.

     (2) The Company and the Trustee each will, at all times in relation to this Indenture and any action to be taken hereunder, observe and comply with and be entitled to the benefits of Applicable Legislation.

10.2 Rights and Duties of Trustee

     (1) In the exercise of the rights, duties and obligations prescribed or conferred by the terms of this Indenture, the Trustee shall act honestly and in good faith with a view to the best interests of the Warrantholders and shall exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

     (2) No provision of this Indenture will be construed to relieve the Trustee from liability for its own negligent act, negligent failure to act, wilful misconduct or bad faith.

     (3) The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Trustee or the Warrantholders or obligations of the Company hereunder shall be conditional upon either the Warrantholders or the Company furnishing, when required by notice in writing by the Trustee, sufficient funds to commence or continue such act, action or proceeding and an indemnity reasonably satisfactory to the Trustee to protect and hold harmless the Trustee against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

     (4) The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding require the Warrantholders at whose instance it is acting to deposit with the Trustee the Warrant Certificates held by them, for which Warrant Certificates the Trustee shall issue receipts.

     (5) Every provision of this Indenture that by its terms relieves the Trustee of liability or entitles it to rely upon any evidence submitted to it is subject to the provisions of Applicable Legislation, and of this section
10.2 and section 10.3.

10.3 Evidence, Experts and Advisors

     (1) In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Company will furnish to the Trustee such additional evidence of compliance with any provision hereof, and in such form, as is prescribed by Applicable Legislation or as the Trustee may reasonably require by written notice to the Company.

     (2) In the exercise of its right or duty hereunder, the Trustee may, if it is acting in good faith, rely as to the truth of the statements or the accuracy of the opinions expressed therein, upon statutory declarations, opinions, reports, certificates or other evidence furnished to the Trustee pursuant to a provision hereof or of Applicable Legislation or pursuant to a request of the Trustee, provided the evidence complies with Applicable Legislation and that the Trustee examines such evidence and determines that it complies with the applicable requirements of this Indenture.

     (3) Whenever Applicable Legislation requires that evidence referred to in subsection 10.3(1) be in the form of a statutory declaration, the Trustee may accept the statutory declaration in lieu of a certificate of the Company required by any provision hereof. Any statutory declaration may be made by one or more of the officers of the Company.

     (4) Proof of the execution of an instrument in writing, including a Warrantholders' Request, by a Warrantholder may be made by the certificate of a notary public, or other officer with similar powers, that the person signing the instrument acknowledged to him the execution thereof, or by an affidavit of a witness to the execution, or in any other manner that the Trustee may consider adequate.

     (5) The Trustee may employ or retain such counsel, accountants, engineers, appraisers, or other experts or advisers as it may reasonably require for the purpose of discharging its duties hereunder and may pay reasonable remuneration for all services so performed by any of them, without taxation of costs of any counsel, and will not be responsible for any misconduct or negligence on the part of any of them who has been selected with due care by the Trustee.

     (6) The Trustee may, as a condition precedent to any action to be taken by it under this Indenture, require such opinions, statutory declarations, reports, certificates or other evidence as it, acting reasonably, considers necessary or advisable under the circumstances.

10.4 Documents, Monies, etc. Held by Trustee

     (1) Any securities, documents of title or other instruments that may at any time be held by the Trustee subject to the trusts hereof may be placed in the deposit vaults of the Trustee or of any Canadian Imperial Bank of Commerce, Bank of Montreal, Bank of Nova Scotia, The Toronto-Dominion Bank, the Royal Bank of Canada and the Hongkong Bank of Canada or deposited for safekeeping with any of those Canadian chartered banks. Unless herein otherwise expressly provided, any money so held pending the application or withdrawal thereof under any provision of this Indenture shall be deposited in the name of the Trustee in any of the foregoing Canadian chartered banks at the rate of interest then current on similar deposits or, with the consent of the Company, be:

     (a) deposited in the deposit department of the Trustee or of any other loan or trust company authorized to accept deposits under the laws of Canada or a province thereof whose short term debt obligations or deposits have a rating of at least R1 as rated by Dominion Bond Rating Service, or

     (b) invested in securities issued or guaranteed by the Government of Canada or a province thereof or in obligations, maturing not more than one year from the date of investment, of or guaranteed by any of the foregoing Canadian chartered bank or loan or trust company.

Unless the Company is in default hereunder, all interest or other income received by the Trustee in respect of deposits and investments will belong to the Company.

10.5 Action by Trustee to Protect Interests

     The Trustee shall have the power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve or protect its interests and the interests of the Warrantholders.

10.6 Trustee not Required to Give Security

     The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise in respect of the premises contained herein.

10.7 Protection of Trustee

     By way of supplement to the provisions of any law from time to time applicable to trustees it is expressly declared and agreed as follows:

     (a) the Trustee shall not be liable for or by reason of any statements of fact or recitals in this Indenture or in the Warrant Certificates (except the representation contained in section 10.9 and by virtue of the certification by the Trustee of the Warrant Certificates) or required to verify the same, but all such statements or recitals are and shall be deemed to be made by the Company;

     (b) nothing herein contained shall impose any obligation on the Trustee to see or to require evidence of the registration (on filing or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto;

     (c) the Trustee shall not be bound to give notice to any person or persons of the execution hereof;

     (d) the Trustee shall not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach on the part of the Company of any obligation herein contained or of any acts of any director, officer, employee or agent of the Company;

     (e) the Trustee shall not be bound to give any notice or to do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall have been required to do so under the terms hereof, nor shall the Trustee be required to take notice of any default of the Company hereunder unless and until notified in writing of the default (which notice must specify the nature of the default) and, in the absence of that notice, the Trustee may for all purposes hereunder conclusively assume that no default by the Company hereunder has occurred. The giving of any notice shall in no way limit the discretion of the Trustee hereunder as to whether any action is required to be taken in respect of any default hereunder;

     (f) the Trustee shall not be accountable with respect to the validity or value (or the kind or amount) of any Shares or other securities or property which may at any time be issued or delivered upon the exercise of the rights attaching to any Warrant; and

     (g) the Trustee is not responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver Shares or certificates for the same upon the surrender of any Warrant Certificates and payment of the Subscription Price applicable thereto for the purpose of the exercise of the Warrants represented by such Warrant Certificates or to comply with any of the covenants contained in Article Six.

10.8 Replacement of Trustee

     (1) The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder, except as provided in this Article Ten, by giving to the Company and the Warrantholders not less than 90 days notice in writing or, if a new Trustee has been appointed, such shorter notice as the Company accepts as sufficient. The Warrantholders by Extraordinary Resolution shall have power at any time, with the consent of the Company, not to be unreasonably withheld, to remove the Trustee and to appoint a new Trustee. In the event of the Trustee resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Company shall forthwith appoint a new Trustee unless a new Trustee has already been appointed by the Warrantholders. If for any reason the Company is unable to appoint a new Trustee, the retiring Trustee or any Warrantholder may apply to the Supreme Court of British Columbia, on such notice as the Court may direct, for the appointment of a new Trustee. Any new Trustee so appointed by the Company or by the Court shall be subject to removal as aforesaid by the Warrantholders and the Company. Any new Trustee appointed under any provision of this section 10.8 shall be a corporation authorized to carry on the business of a trust company in the Province of British Columbia and Ontario and, if required by the Applicable Legislation of any other Province, in that other

Province. On any such appointment the new Trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee without any further assurance, conveyance, act or deed, but there shall be immediately executed, at the expense of the Company, all such conveyances or other instruments as may, in the opinion of counsel, be necessary or advisable for the purpose of assuring such powers, rights, duties and responsibilities of the new Trustee.

     (2) Upon the appointment of a new Trustee, the Company shall promptly give notice thereof to the Warrantholders.

     (3) Any corporation into or with which the Trustee may be merged or consolidated or amalgamated, or any corporation succeeding to the trust business of the Trustee, shall be the successor to the Trustee hereunder without any further act on its part or any of the parties hereto provided that the corporation would be eligible for appointment as a new Trustee under subsection 10.8(1).

     (4) A Warrant Certificate certified but not delivered by a predecessor Trustee may be delivered by the new or successor Trustee in the name of the predecessor Trustee or successor Trustee.

10.9 Conflict of Interest

     (1) The Trustee represents to the Company that at the time of the execution and delivery hereof no material conflict of interest exists between the Trustee's role as a fiduciary hereunder and its role in any other capacity and that if a material conflict of interest arises hereafter it will, within 90 days after ascertaining that it has a material conflict of interest, either eliminate the conflict of interest or assign its trust hereunder to a successor Trustee approved by the Company and meeting the requirements set forth in subsection 10.8(1). Notwithstanding the foregoing provisions of this subsection 10.9(1), if any such material conflict of interest exists or hereafter shall exist, the validity and enforceability of this Indenture and the Warrant Certificate shall not be affected in any manner whatsoever by reason thereof.

     (2) Subject to subsection 10.9(1), the Trustee, in its personal or any other capacity, may buy, lend on and deal in securities of the Company, may act as registrar and transfer agent for the Shares and trustee for the Special Warrants under the Special Warrant Indenture and generally may contract and enter into financial transactions with the Company or any subsidiary of the Company without being liable to account for any profit made thereby.

10.10 Acceptance of Trust

     The Trustee hereby accepts the trusts in this Indenture declared and provided for and agrees to perform them on the terms and conditions herein set forth and agrees to hold all rights, interests and benefits contained herein for and on behalf of those persons who become holders of Warrants from time to time issued pursuant to this Indenture.

10.11 Trustee Not to be Appointed Receiver

     The Trustee and any person related to the Trustee shall not be appointed a receiver, a receiver manager or liquidator of all or any part of the assets or undertaking of the Company.

10.12 Indemnity

     Without limiting any protection or indemnity of the Trustee under any other provision hereof, or otherwise at law, the Company hereby agrees to indemnify and hold harmless the Trustee from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including reasonable legal or advisor fees and disbursements, of whatever kind and nature which may at any time be imposed on, incurred by or asserted against the Trustee in connection with the performance of its duties and obligations hereunder, other than such liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements arising by reason of the negligence, bad faith or wilful misconduct of the Trustee or of persons for whom the Trustee is responsible. This provision shall survive the resignation or removal of the Trustee, or the termination of the Indenture.


                                 ARTICLE ELEVEN

                                    General

11.1 Notice to the Company or the Trustee

     (1) Unless herein otherwise expressly provided, any notice to be given hereunder to the Company or the Trustee shall be given in writing and shall be deemed to be validly given if delivered or if sent by registered letter, postage prepaid or if transmitted by facsimile:

     (a)  if to the Company:

          Granges Inc.
          Suite 3000
          370 Seventeenth Street
          Denver, Colorado
          U.S.A. 80202

          Attention:     Mr. Michael B. Richings
          Facsimile No.: (303) 629-2499
          and to:

          Ladner Downs
          Barristers & Solicitors
          1200 - 200 Burrard Street
          Vancouver, British Columbia
          V7X 1T2

          Attention:      Mr. William F. Sirett
          Facsimile No.: (604) 687-1415

     (b)  if to the Trustee:

          Montreal Trust Company of Canada
          Montreal Trust Centre
          510 Burrard Street
          Vancouver, British Columbia
          V6C 3B9

          Attention:  Manager, Corporate Trust Department
          Facsimile No.: (604) 683-3694

and any notice delivered in accordance with the foregoing shall be deemed to have been received on the date of delivery or, if mailed, on the fifth business day following the day of the mailing of the notice, or if transmitted by facsimile, on the day following the transmission.

     (2) The Company or the Trustee, as the case may be, may from time to time notify the other in the manner provided in subsection 11.1(1) of a change of address which, from the effective date of the notice and until changed by like notice, shall be the address of the Company or the Trustee, as the case may be, for all purposes of this Indenture.

     (3) If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, a notice to be given to the Trustee or to the Company hereunder could reasonably be considered unlikely to reach or to be delayed in reaching its destination, the notice shall be valid and effective only if it is delivered to an officer of the party to which it is addressed or if it is delivered to that party at the appropriate address provided in subsection 11.1(1) by cable, facsimile, telegram, telex or other means of prepaid, transmitted, written communication, and any notice delivered in accordance with the foregoing shall be deemed to have been received on the date of delivery to the officer or if delivered by cable, facsimile, telegram, telex or other means of prepaid, transmitted, recorded communication, on the first business day following the date of the sending of the notice by the persons giving the notice.

11.2 Notice to Warrantholders

     (1) Unless herein otherwise expressly provided, a notice to be given hereunder to Warrantholders shall be written and shall be deemed to be validly given if the notice is sent by prepaid mail, addressed to the holders or delivered by hand or facsimile (or so mailed to certain holders and so delivered or facsimiled to the other holders) at their respective addresses and facsimile numbers appearing on the register maintained by the Trustee, and if, in the case of joint holders of any Warrant, more than one address or facsimile number appears on the register in respect of the joint holding, the notice shall be addressed or delivered, as the case may be, only to the first address or facsimile number so appearing. The Trustee shall give, in the same manner as for Warrantholders set out above, a copy of each such notice to ScotiaMcLeod Inc. (Attention: John A. Macdonald) on behalf of the Underwriters, at 1100 - 609 Granville Street, Vancouver, British Columbia, V7T 2T2 (Facsimile No.: (604) 661-7496). Any notice so given shall be deemed to have been given on the day of delivery by hand or facsimile or, if mailed, on the next business day following the day of mailing of the notice. Accidental error or omission in giving notice or accidental failure to mail notice to any Warrantholder shall not invalidate any action or proceeding founded thereon.

     (2) If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Warrantholders hereunder could reasonably be considered unlikely to reach or to be delayed in reaching its destination, the notice shall be valid and effective if published or distributed once in the Report on Business section of the national edition of The Globe and Mail newspaper, or, in the event of a disruption of circulation of that newspaper, once in a daily newspaper in the English language, approved by the Trustee, of general circulation in the cities of Toronto and Vancouver; provided that in the case of a notice convening a meeting of Warrantholders, the Trustee may require such addition publications of that notice, in the same or in other cities or both, as it may deem necessary for the reasonable protection of the holders of Warrants or to comply with any applicable requirement of law or any stock exchange. A notice so given will be deemed to have been given on the day on which it has been published in all of the cities in which publication was required (or first published in a city if more than one publication in that city is required). In determining under any provision hereof the date when notice of any meeting or other event must be given the date of giving notice shall be included and the date of the meeting or other event shall be excluded.

11.3 Satisfaction and Discharge of Indenture

     On the earlier of:

     (a) the date by which there has been delivered to the Trustee for exercise or destruction all Warrant Certificates theretofore certified hereunder, or

     (b) the 61st day following the Warrant Expiry Date, and if all Shares required to be issued in compliance with the provisions hereof have been issued and delivered hereunder, this Indenture will cease to be of further effect and the Trustee, on demand of and at the cost and expense of the Company and on delivery to the Trustee by the Company of a certificate of the Company stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with and on payment to the Trustee of the fees and other remuneration payable to the Trustee, will execute proper instruments acknowledging satisfaction of and discharging this Indenture.

11.4 Sole Benefit of Parties and Warrantholders

     Nothing in this Indenture or in the Warrant Certificates expressed or implied, shall give or be construed to give to any person other than the parties hereto and the Warrantholders, as the case may be, any legal or equitable right, remedy or claim under this Indenture, or under any covenant or provision herein contained, all covenants and provisions being for the sole benefit of the parties hereto and the Warrantholders.

11.5 Discretion of Directors

     Any matter provided herein to be determined by the directors will be determined by the directors in their sole discretion, and a determination so made will be conclusive.

11.6 Counterparts and Formal Date

     This Indenture may be executed in several counterparts, each of which when so executed will be deemed to be an original, and the counterparts together will constitute one and the same instrument and notwithstanding the date of their execution will be deemed to be dated as of April 25, 1996.

     IN WITNESS WHEREOF the parties hereto have executed these presents under their respective seals and the hands of their proper officers in that behalf.

                                         GRANGES INC.


                                         By:
                                            -----------------------------------
                 (C/S)

                                         By:
                                            -----------------------------------


                                         MONTREAL TRUST COMPANY OF CANADA


                                         By:
                                            -----------------------------------
                 (C/S)

                                         By:
                                            -----------------------------------

                                  SCHEDULE "A"

                         COMMON SHARE PURCHASE WARRANT
                          to acquire Common Shares of

                                  GRANGES INC.
               (incorporated under the laws of British Columbia)



THE RIGHT TO PURCHASE COMMON SHARES UNDER THIS WARRANT EXPIRES AT 4:30 P.M. (LOCAL TIME) ON OCTOBER 31, 1997.


     Warrant Certificate               CERTIFICATE FOR _______________________
     No. W-                            Warrants, each entitling the holder
                                       thereof to acquire one Share of
                                       Granges Inc.


     THIS IS TO CERTIFY THAT,

- -------------------------------------------------------------------------------

(the "holder") is the registered holder of the number of common share purchase warrants (the "Warrants") of Granges Inc. (the "Company") set forth above, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time, before 4:30 p.m. (local time) on October 31, 1997, one fully-paid and non-assessable common share (a "Share") without par value in the capital of the Company as constituted on the date hereof for each Warrant by surrendering to Montreal Trust Company of Canada (the "Trustee") at its principal transfer office in either of the cities of Toronto or Vancouver, an exercise form in the form attached hereto duly completed and executed, accompanied by this certificate, cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Company or to the Trustee at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

     Surrender of this Warrant Certificate, the duly completed exercise form with payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Trustee at its principal transfer office in either of the cities of Toronto or Vancouver.

     The Warrants represented by this Warrant Certificate and the Shares to be issued upon exercise thereof have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or any applicable State securities laws of the United States. Accordingly, this Warrant does not constitute an offer to any person within the

United States or to any "U.S. Person" within the meaning of Regulation S under the U.S. Securities Act and may not be exercised within the United States or by or on behalf of any U.S. Person unless such person is an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) of the U.S. Securities Act and has checked box B of the attached exercise form.

     Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the price payable for each Share upon the exercise of Warrants shall be $3.00 in lawful money of Canada.

     Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered. If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Shares not so purchased. No fractional Shares will be issued upon exercise of any Warrant. In lieu of such fractional share, the holder will receive a cash payment therefor.

     This Warrant Certificate evidences Warrants of the Company issued or issuable under the provisions of a warrant indenture (which indenture together with all other instruments supplemental or ancillary thereto is herein referred to as the "Warrant Indenture") dated as of April 25, 1996 between the Company and the Trustee, as trustee, to which Warrant Indenture reference is hereby made for particulars of the rights of the Warrantholders, the Company and the Trustee in respect thereof and the terms and conditions on which the Warrants are issued and held, all to the same effect as if the provisions of the Warrant Indenture were herein set forth, to all of which the holder by acceptance hereof assents. The Company will furnish to the holder, on request and without charge, a copy of the Warrant Indenture.

     On presentation at the principal transfer office of the Trustee in either of the cities of Toronto or Vancouver as specified below, subject to the provisions of the Warrant Indenture and on compliance with the reasonable requirements of the Trustee, one or more Warrant Certificates may be exchanged for one or more Warrant Certificates entitling the holder thereof to purchase in the aggregate an equal number of Shares as are purchasable under the Warrant Certificate or Certificates so exchanged.

     The Warrant Indenture contains provisions for the adjustment of the price payable for each Share upon the exercise of Warrants and the number of Shares issuable upon the exercise of Warrants in the events and in the manner set forth therein.

     The Warrant Indenture also contains provisions making binding on all holders of Warrants outstanding thereunder resolutions passed at meetings of Warrantholders held in accordance with the provisions of the Warrant Indenture and instruments in writing signed by holders of Warrants entitled to purchase a specific majority of the Shares that can be purchased pursuant to such Warrants.

     Nothing contained in this Warrant Certificate, the Warrant Indenture or elsewhere shall be construed as conferring upon the holder hereof any right or interest whatsoever as a holder of Shares or any other right or interest except as herein and in the Warrant Indenture expressly provided.

     Warrants are issuable only as fully registered Warrants. Warrants may only be transferred in compliance with the conditions of the Warrant Indenture on one of the registers to be kept by and at the principal offices of the Trustee in either of the cities of Toronto or Vancouver, and by the Trustee or such other registrar as the Company, with the approval of the Trustee, may appoint at such other place or places, if any, as may be designated, upon surrender of this Warrant Certificate to the Trustee or other registrar accompanied by a written instrument of transfer in form and execution satisfactory to the Trustee or other registrar and upon compliance with the conditions prescribed in the Warrant Indenture and with such reasonable requirements as the Trustee or other registrar may prescribe and upon the transfer being duly noted thereon by the Trustee or other registrar.

     Time is of the essence hereof.

     This Warrant Certificate will not be valid for any purpose until it has been countersigned by or on behalf of the Trustee from time to time under the Warrant Indenture.

     The parties hereto have declared that they have required that these presents and all other documents related hereto be in the English language. Les parties aux presentes declarent qu'elles ont exige que la presente convention, de meme que tous les documents s'y rapportant, soient rediges en anglais.

     IN WITNESS WHEREOF Granges Inc. has caused this Warrant Certificate to be duly signed on _______________________, 199__.



                                     GRANGES INC.


                                     By:
                                        ---------------------------------------
                                        Authorized Signatory


                                     By:
                                        ---------------------------------------
                                        Authorized Signatory

Countersigned and Registered by:

MONTREAL TRUST COMPANY OF CANADA,
Toronto
Vancouver


Per:
    -----------------------------------
    Authorized Signatory

                                  SCHEDULE "B"

                   FORM OF DECLARATION FOR REMOVAL OF LEGEND


To:  Montreal Trust Company of Canada
     Stock and Bond Transfer Department


     The undersigned (A) acknowledges that the sale of the securities, represented by certificate numbers ___________________, to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "Securities Act") and
(B) certifies that (1) it is not an "affiliate" of Granges Inc. (as defined in Rule 405 under the Securities Act), (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of The Toronto Stock Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States and (3) neither the seller nor any person acting on its behalf engaged in any directed selling efforts in connection with the offer and sale of such securities. Terms used herein have the meanings given to them by Regulation S.


Dated:

                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:

                                  SCHEDULE "C"

                                 EXERCISE FORM


To:  Granges Inc.
     c/o Montreal Trust Company of Canada


     (1) The undersigned holder of the within Warrant Certificate hereby subscribes for ________ common shares ("Shares") of Granges Inc. (or such number of Shares or other securities or property to which such subscription entitles him in lieu thereof or in addition thereto under the provisions of the Warrant Indenture mentioned in the Warrant Certificate) at the price determined under, and on the terms specified in, the Warrant Certificate and Warrant Indenture and encloses herewith cash or a bank draft, certified cheque or money order payable at par to or to the order of Granges Inc. or to Montreal Trust Company of Canada in payment therefor.

     (2) The undersigned certifies as follows (check one box):

     A[ ] The undersigned (and any person named in Section 3 below) is not a "U.S. Person" within the meaning of Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and is not exercising this Warrant on behalf of any U.S. Person.

     B[ ] The undersigned is an institutional "accredited investor", as defined in Rule 501(a)(1), (2), (3) or (7) of the Securities Act and is exercising this Warrant for its own account or the account of an institutional accredited investor over which it exercises sole investment discretion.

     By checking box B above, the undersigned represents that it (and any person named in Section 3 below) has had access to such current public information concerning Granges Inc. as it has considered necessary in connection with its investment decision and understands that the Shares have not been and will not be registered under the Securities Act and agrees that it will only resell the Shares (i) to Granges Inc., (ii) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (iii) inside the United States pursuant to the exemption from registration under the Securities Act provided by Rule 144A or Rule 144 thereunder and in accordance with applicable state securities laws or (iv) in a transaction that does not require registration under the Securities Act or any applicable state securities laws. If box B above is checked, the Shares issued pursuant to this exercise form will bear a legend to the foregoing effect which may be removed by providing a declaration to the registrar and transfer agent for the Shares to the effect that such Shares have been sold in accordance with Rule 904 of

Regulation S under the U.S. Securities Act or by providing the registrar and transfer agent an opinion of counsel, of recognized standing reasonably satisfactory to Granges Inc., to the effect that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

     (3) The undersigned hereby irrevocably directs that the said Shares be issued and delivered as follows:

Name(s) in Full          Address(es)                    Number(s) of
                         (Include Postal Code)          Common shares


- -----------------------  -----------------------------  ----------------------

- -----------------------  -----------------------------  ----------------------

- -----------------------  -----------------------------  ----------------------


(Please print full name in which share certificates are to be issued. If any shares are to be issued to a person or persons other than the Warrantholder, the Warrantholder must pay to the Trustee all exigible transfer taxes or other government charges.)


DATED this       day of                         , 19  .
           -----        ------------------------    --



- ----------------------------------         ------------------------------------
Signature Guaranteed By:                   Signature of Subscriber*


                                           ------------------------------------
                                           Name of Subscriber


                                           ------------------------------------


                                           ------------------------------------
                                           Address of Subscriber
                                           (Include Postal Code)

* This signature must correspond exactly with the name appearing on the registration panel.

Please check box if the share certificates are to be delivered at the office where this Warrant Certificate is surrendered, failing which the certificates
will be mailed.                                                              [ ]

THE RIGHT TO PURCHASE SHARES UNDER THIS WARRANT EXPIRES AT 4:30 P.M. (VANCOUVER
TIME) ON OCTOBER 31, 1997.

                               REGISTRATION PANEL

          (No writing hereon except by the Trustee or other Registrar)


                       In Whose Name         Place of         Trustee or other
Date of Registration     Registered        Registration          Registrar
- --------------------   --------------      ------------       ----------------


                                  SCHEDULE "D"

                 INSTRUCTIONS FOR THE TRANSFER OF COMMON SHARES
                      BEARING A U.S. SECURITIES ACT LEGEND


                --------------------------------------------

                                Granges Inc.

                                Common Shares

                --------------------------------------------


     Set forth below are the instructions to be followed by Montreal Trust Company of Canada, as transfer agent and registrar of the common shares ("Shares") of Granges Inc. (the "Company"), in connection with (A) transfers of Shares, bearing the U.S. Securities Act legend (the "U.S. Legend") set forth in paragraph 2 below ("U.S. Legended Shares") to a person outside the United States through a trade on The Toronto Stock Exchange or otherwise in compliance with Rule 904 of Regulation S under the United States Securities Act of 1933 (the "U.S. Securities Act") or (B) transfers of U.S. Legended Shares other than in the manner described in clause (A).

1. Transfers of U.S. Legended Shares through the facilities of The Toronto Stock Exchange or otherwise in compliance with Rule 904 of Regulation S

     Upon surrender for registration of transfer of any U.S. Legended Share certificate at an authorized office of Montreal Trust Company of Canada by a person who sold the Shares represented thereby on or through the facilities of The Toronto Stock Exchange or otherwise in compliance with Rule 904 of Regulation S under the U.S. Securities Act, Montreal Trust Company of Canada shall certify, register and deliver in the name of such transferee a new Share certificate without the U.S. Legend representing the number of Shares so transferred, provided that such transferor has delivered (by facsimile transmission or otherwise) to Montreal Trust Company of Canada a duly executed declaration stating the following:

     The undersigned (A) acknowledges that the sale of the securities, represented by certificate numbers ______________, to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "Securities Act") and (B) certifies that (1) it is not an "affiliate" of Granges Inc. (as defined in Rule 405 under the Securities Act), (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of The Toronto Stock Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States and (3) neither the seller nor any person acting on its behalf engaged in any directed selling efforts in connection with the offer and sale of such securities. Terms used herein have the meanings given to them by Regulation S.

2. Transfers of U.S. Legended Shares other than in the manner described in Paragraph 1 above

     Upon surrender for registration of transfer of any U.S. Legended Share certificate at an authorized office of Montreal Trust Company of Canada, Montreal Trust Company of Canada shall certify, register and deliver in the name of the transferee a new Share certificate with the U.S. Legend in the following form printed on the face or reverse thereof representing the aggregate number of Shares so transferred.

THE U.S. LEGEND:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (C). INSIDE THE UNITED STATES IN ACCORDANCE WITH (1) CERTAIN PROCEDURES SATISFACTORY TO THE COMPANY OR (2) RULE 144 UNDER THE SECURITIES ACT, IF AVAILABLE. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY" MAY BE OBTAINED FROM MONTREAL TRUST COMPANY OF CANADA UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO MONTREAL TRUST COMPANY OF CANADA AND THE COMPANY, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT.

     provided, however, that Montreal Trust Company of Canada shall certify, register and deliver in the name of such transferee a new Share certificate without the U.S. Legend representing the number of Shares so transferred if such transferor has delivered to Montreal Trust Company of Canada an opinion of counsel, of recognized standing reasonably satisfactory to the Company, to the effect that the U.S. Legend is no longer required under applicable requirements of the U.S. Securities Act and state securities laws.

3.   Exchanges of U.S. Legended Shares

     If U.S. Legended Share certificates are presented to Montreal Trust Company of Canada in exchange for new Share Certificates that are not being transferred pursuant to paragraph 1 or 2 above (including any Shares remaining untransferred after certificates are presented for transfer pursuant to Paragraph 1 or 2 above), Montreal Trust Company of Canada shall deliver to the holder thereof new Share certificates bearing the U.S. Legend in the number requested, representing the appropriate aggregate number of Shares.

                                  SCHEDULE "E"

                              TRANSFER OF WARRANTS

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


- -------------------------------------------------------------------------------
                                     (name)                  (the "transferee")


- -------------------------------------------------------------------------------
                                    (address)

_______________ of the Warrants registered in the name of the undersigned represented by the within certificate.

                 DATED the _____ day of ______________, 199___.


Signature of Special Warrantholder
                                 ----------------------------------------------
                                           (Signature of Warrantholder)

Guaranteed by:


- ------------------------------------    [* ]

                         * Authorized Signature Number

NOTE: The signature to this transfer must correspond with the name as recorded on the Warrants in every particular without alteration or enlargement or any change whatever. The signature of the person executing this transfer must be guaranteed by a Bank or Trust Company or by a member of the Toronto, Vancouver or Montreal stock exchanges.





                                      E-1